                                                                      EXHIBIT 20

                         MONTHLY SERVICER'S CERTIFICATE

             AMERICAN EXPRESS TRAVEL RELATED SERVICES COMPANY, INC.

               -------------------------------------------------

                  AMERICAN EXPRESS CREDIT ACCOUNT MASTER TRUST

               --------------------------------------------------

The undersigned, a duly authorized representative of American Express Travel Related Services Company, Inc., as Servicer ("TRS"), pursuant to the Pooling and Servicing Agreement, dated as of May 16, 1996 (as amended and supplemented, the "Agreement"), as supplemented by the Series Supplements (as amended and supplemented, the "Series Supplements"), among TRS, as Servicer, American Express Receivables Financing Corporation II, American Express Receivables Financing Corporation III LLC and American Express Receivables Financing Corporation IV LLC, as Transferors, and The Bank of New York, as Trustee, does hereby certify as follows:

1. Capitalized terms used in this Certificate have their respective meanings as set forth in the Agreement or the Series Supplements, as applicable.

2. TRS is, as of the date hereof, the Servicer under the Agreement.

3. The undersigned is a Servicing Officer.

4. This Certificate relates to the Distribution Date occurring on December 15, 2005 and covers activity from October 25, 2005 through November 24, 2005.

5. As of the date hereof, to the best knowledge of the undersigned, the Servicer has performed in all material respects all its obligations under the Agreement through the Monthly Period preceding such Distribution Date.

6. As of the date hereof, to the best knowledge of the undersigned, no Pay Out Event occurred on or prior to such Distribution date.



IN WITNESS WHEREOF, the undersigned has duly executed and delivered this Certificate this 7th day of December, 2005.


                                         AMERICAN EXPRESS TRAVEL RELATED
                                         SERVICES COMPANY, INC., as Servicer

                                         By: /s/ Susanne L. Miller
                                             --------------------------------
                                          Name:  Susanne L. Miller
                                          Title: Vice President
                                                 Treasury Controller

I.  Monthly Period Trust Activity
-------------------------------------------------------------------------------


A. Trust Activity                                                 Trust Totals

Number of days in period                                                    31
Beginning Principal Receivable Balance                       26,872,728,843.65
Special Funding Account Balance                                           0.00
Beginning Total Principal Balance                            26,872,728,843.65
Finance Charge Collections (excluding                           467,667,216.31
 Recoveries)
Recoveries                                                       20,043,267.66
Total Collections of Finance Charge Receivables                 487,710,483.97
Total Collections of Principal Receivables                    6,845,401,247.23
Monthly Payment Rate                                                  24.6517%
Defaulted amount                                                159,667,774.97
Annualized Default Rate                                                7.0100%
Trust Portfolio Yield                                                 14.3731%
New Principal Receivables                                     6,950,433,294.75
Ending Principal Receivables Balance                         26,818,093,116.20
Ending Required Minimum Principal Balance                    22,657,250,000.00
Ending Transferor Amount                                      5,643,093,116.20
Ending Special Funding Account Balance                                    0.00
Ending Total Principal Balance                               26,818,093,116.20

B. Series Allocations                                                          Series 2001-1     Series 2001-2    Series 2001-3

Group Number                                                                                2                1                 2
Invested Amount                                                                750,000,000.00   250,000,000.00    750,000,000.00
Adjusted Invested Amount                                                       750,000,000.00   250,000,000.00    750,000,000.00
Principal Funding Account Balance                                                        0.00             0.00              0.00
Series Required Transferor Amount                                               52,500,000.00    17,500,000.00     52,500,000.00
Series Allocation Percentage                                                            3.54%            1.18%             3.54%
Series Alloc. Finance Charge Collections                                        17,274,279.24     5,758,093.08     17,274,279.24
Series Allocable Recoveries                                                        709,915.03       236,638.34        709,915.03
Series Alloc. Principal Collections                                            242,458,131.54    80,819,377.18    242,458,131.54
Series Allocable Defaulted Amount                                                5,655,293.09     1,885,097.70      5,655,293.09

B. Series Allocations                       Series 2001-4     Series 2001-5     Series 2001-6     Series 2001-7    Series 2002-1

Group Number                                            2                 2                 2                2                 2
Invested Amount                            725,000,000.00    500,000,000.00    700,000,000.00   650,000,000.00    920,000,000.00
Adjusted Invested Amount                   725,000,000.00    500,000,000.00    700,000,000.00   650,000,000.00    920,000,000.00
Principal Funding Account Balance                    0.00              0.00              0.00             0.00              0.00
Series Required Transferor Amount           50,750,000.00     35,000,000.00     49,000,000.00    45,500,000.00     64,400,000.00
Series Allocation Percentage                        3.42%             2.36%             3.31%            3.07%             4.34%
Series Alloc. Finance Charge Collections    16,698,469.94     11,516,186.16     16,122,660.63    14,971,042.01     21,189,782.54
Series Allocable Recoveries                    686,251.19        473,276.69        662,587.36       615,259.69        870,829.10
Series Alloc. Principal Collections        234,376,193.82    161,638,754.36    226,294,256.11   210,130,380.67    297,415,308.03
Series Allocable Defaulted Amount            5,466,783.32      3,770,195.39      5,278,273.55     4,901,254.01      6,937,159.53

B. Series Allocations                       Series 2002-2     Series 2002-3     Series 2002-5     Series 2002-6    Series 2003-1

Group Number                                            2                 2                 2                2                 2
Invested Amount                            940,000,000.00    920,000,000.00    600,000,000.00   720,000,000.00    920,000,000.00
Adjusted Invested Amount                   940,000,000.00    920,000,000.00    600,000,000.00   720,000,000.00    920,000,000.00
Principal Funding Account Balance                    0.00              0.00              0.00             0.00              0.00
Series Required Transferor Amount           65,800,000.00     64,400,000.00     42,000,000.00    50,400,000.00     64,400,000.00
Series Allocation Percentage                        4.44%             4.34%             2.83%            3.40%             4.34%
Series Alloc. Finance Charge Collections    21,650,429.99     21,189,782.54     13,819,423.39    16,583,308.07     21,189,782.54
Series Allocable Recoveries                    889,760.17        870,829.10        567,932.02       681,518.43        870,829.10
Series Alloc. Principal Collections        303,880,858.20    297,415,308.03    193,966,505.23   232,759,806.28    297,415,308.03
Series Allocable Defaulted Amount            7,087,967.34      6,937,159.53      4,524,234.47     5,429,081.37      6,937,159.53

B. Series Allocations                       Series 2003-2     Series 2003-3     Series 2003-4     Series 2004-1    Series 2004-2

Group Number                                            2                 2                 1                2                 2
Invested Amount                          1,100,000,000.00    750,000,000.00    680,000,000.00   800,000,000.00    400,000,000.00
Adjusted Invested Amount                 1,100,000,000.00    750,000,000.00    680,000,000.00   800,000,000.00    400,000,000.00
Principal Funding Account Balance                    0.00              0.00              0.00             0.00              0.00
Series Required Transferor Amount           77,000,000.00     52,500,000.00     47,600,000.00    56,000,000.00     28,000,000.00
Series Allocation Percentage                        5.19%             3.54%             3.21%            3.78%             1.89%
Series Alloc. Finance Charge Collections    25,335,609.56     17,274,279.24     15,662,013.18    18,425,897.86      9,212,948.93
Series Allocable Recoveries                  1,041,208.71        709,915.03        643,656.29       757,242.70        378,621.35
Series Alloc. Principal Collections        355,605,259.60    242,458,131.54    219,828,705.93   258,622,006.98    129,311,003.49
Series Allocable Defaulted Amount            8,294,429.87      5,655,293.09      5,127,465.74     6,032,312.63      3,016,156.32

B. Series Allocations                       Series 2004-3     Series 2004-4     Series 2004-5     Series 2005-1    Series 2005-2

Group Number                                            1                 2                 2                2                 2
Invested Amount                            600,000,000.00  1,100,000,000.00  1,000,000,000.00   600,000,000.00    600,000,000.00
Adjusted Invested Amount                   600,000,000.00  1,100,000,000.00  1,000,000,000.00   600,000,000.00    600,000,000.00
Principal Funding Account Balance                    0.00              0.00              0.00             0.00              0.00
Series Required Transferor Amount           42,000,000.00     77,000,000.00     70,000,000.00    42,000,000.00     42,000,000.00
Series Allocation Percentage                        2.83%             5.19%             4.72%            2.83%             2.83%
Series Alloc. Finance Charge Collections    13,819,423.39     25,335,609.56     23,032,372.32    13,819,423.39     13,819,423.39
Series Allocable Recoveries                    567,932.02      1,041,208.71        946,553.37       567,932.02        567,932.02
Series Alloc. Principal Collections        193,966,505.23    355,605,259.60    323,277,508.72   193,966,505.23    193,966,505.23
Series Allocable Defaulted Amount            4,524,234.47      8,294,429.87      7,540,390.79     4,524,234.47      4,524,234.47

B. Series Allocations                            Series 2005-3  Series 2005-4     Series 2005-5    Series 2005-6     Series 2005-7
---------------------                            -------------  -------------     -------------    -------------     -------------

Group Number                                                 2              2                 2               2                  2
Invested Amount                                 700,000,000.00 500,000,000.00  1,100,000,000.00  700,000,000.00     700,000,000.00
Adjusted Invested Amount                        700,000,000.00 500,000,000.00  1,100,000,000.00  700,000,000.00     700,000,000.00
Principal Funding Account Balance                         0.00           0.00              0.00            0.00               0.00
Series Required Transferor Amount                49,000,000.00  35,000,000.00     77,000,000.00   49,000,000.00      49,000,000.00
Series Allocation Percentage                             3.31%          2.36%             5.19%           3.31%              3.31%
Series Alloc. Finance Charge Collections         16,122,660.63  11,516,186.16     25,335,609.56   16,122,660.63      16,122,660.63
Series Allocable Recoveries                         662,587.36     473,276.69      1,041,208.71      662,587.36         662,587.36
Series Alloc. Principal Collections             226,294,256.11 161,638,754.36    355,605,259.60  226,294,256.11     226,294,256.11
Series Allocable Defaulted Amount                 5,278,273.55   3,770,195.39      8,294,429.87    5,278,273.55       5,278,273.55

B. Series Allocations                           Series 2005-8                                                        Trust Total
---------------------                           -------------                                                        -----------

Group Number                                                 2
Invested Amount                                 500,000,000.00                                                    21,175,000,000.00
Adjusted Invested Amount                        500,000,000.00                                                    21,175,000,000.00
Principal Funding Account Balance                         0.00                                                                 0.00
Series Required Transferor Amount                35,000,000.00                                                     1,482,250,000.00
Series Allocation Percentage                             2.36%                                                                 100%
Series Alloc. Finance Charge Collections         11,516,186.16                                                       487,710,483.97
Series Allocable Recoveries                         473,276.69                                                        20,043,267.66
Series Alloc. Principal Collections             161,638,754.36                                                     6,845,401,247.23
Series Allocable Defaulted Amount                 3,770,195.39                                                       159,667,774.97

C. Group Allocations

1. Group 1 Allocations                           Series 2001-2  Series 2003-4     Series 2004-3                      Group 1 Total
----------------------                           -------------  -------------     -------------                      -------------
Invested Amount                                 250,000,000.00 680,000,000.00    600,000,000.00                   1,530,000,000.00
Investor Finance Charge Collections               4,537,225.14  12,341,252.39     10,889,340.35                      27,767,817.88

Investor Monthly Interest                         1,147,083.33   1,106,331.67      2,189,600.00                       4,443,015.00
Investor Default Amount                           1,485,407.16   4,040,307.47      3,564,977.18                       9,090,691.80
Investor Monthly Fees                               416,666.67   1,133,333.33      1,000,000.00                       2,550,000.00
Investor Additional Amounts                               0.00           0.00              1.00                               0.00
Total                                             3,049,157.16   6,279,972.47      6,754,577.18                      16,083,706.80

Reallocated Investor Finance Charge Collections   4,958,325.63  11,472,910.72     11,336,581.52                      27,767,817.88
Available Excess                                  1,909,168.48   5,192,938.26      4,582,004.35                      11,684,111.08

2. Group 2 Allocations                                                                            Series 2001-1      Series 2001-3
----------------------                                                                            -------------      -------------
Invested Amount                                                                                  750,000,000.00     750,000,000.00
Investor Finance Charge Collections                                                               13,621,761.43      13,611,675.43

Investor Monthly Interest                                                                          2,697,875.00       2,690,718.75
Investor Default Amount                                                                            4,456,221.47       4,456,221.47
Investor Monthly Fees                                                                              1,250,000.00       1,250,000.00
Investor Additional Amounts                                                                                0.00               0.00
Total                                                                                              8,404,096.47       8,396,940.22

Reallocated Investor Finance Charge Collections                                                   13,657,150.66      13,649,994.41
Investment Funding Account Proceeds
Available Excess                                                                                   5,263,140.19       5,253,054.19

2. Group 2 Allocations                           Series 2001-4  Series 2001-5     Series 2001-6    Series 2001-7     Series 2002-1
----------------------                           -------------  -------------     -------------    -------------     -------------
Invested Amount                                 725,000,000.00 500,000,000.00    700,000,000.00  650,000,000.00     920,000,000.00
Investor Finance Charge Collections              13,157,952.92   9,074,450.29     12,704,230.40   11,796,785.37      16,696,988.53

Investor Monthly Interest                         2,601,028.13   1,813,333.33      2,505,125.00    2,326,620.83       3,289,191.67
Investor Default Amount                           4,307,680.75   2,970,814.31      4,159,140.04    3,862,058.61       5,466,298.34
Investor Monthly Fees                             1,208,333.33     833,333.33      1,166,666.67    1,083,333.33       1,533,333.33
Investor Additional Amounts                               0.00           0.00              0.00            0.00               0.00
Total                                             8,117,042.21   5,617,480.98      7,830,931.71    7,272,012.77      10,288,823.34

Reallocated Investor Finance Charge Collections  13,194,994.60   9,119,517.11     12,733,782.28   11,824,659.74      16,732,569.81
Investment Funding Account Proceeds
Available Excess                                  5,077,952.38   3,502,036.13      4,902,850.58    4,552,646.97       6,443,746.47


2. Group 2 Allocations                            Series 2002-2    Series 2002-3    Series 2002-5    Series 2002-6     Series 2003-1
----------------------                            -------------    -------------    -------------    -------------     -------------
Invested Amount                                  940,000,000.00   920,000,000.00   600,000,000.00  720,000,000.00     920,000,000.00
Investor Finance Charge Collections               17,059,966.54    16,696,988.53    10,889,340.35   13,067,208.41      16,696,988.53

Investor Monthly Interest                          3,360,069.17     3,287,965.00     2,171,875.00    2,591,400.00       3,289,191.67
Investor Default Amount                            5,585,130.91     5,466,298.34     3,564,977.18    4,277,972.61       5,466,298.34
Investor Monthly Fees                              1,566,666.67     1,533,333.33     1,000,000.00    1,200,000.00       1,533,333.33
Investor Additional Amounts                                0.00             0.00             0.00            0.00               0.00
Total                                             10,511,866.74    10,287,596.67     6,736,852.18    8,069,372.61      10,288,823.34

Reallocated Investor Finance Charge Collections   17,095,694.66    16,731,343.14    10,939,295.53   13,112,304.63      16,732,569.81
Investment Funding Account Proceeds
Available Excess                                   6,583,827.92     6,443,746.47     4,202,443.35    5,042,932.02       6,443,746.47

2. Group 2 Allocations                            Series 2003-2    Series 2003-3    Series 2004-1    Series 2004-2     Series 2004-4
----------------------                            -------------    -------------    -------------    -------------     -------------
Invested Amount                                1,100,000,000.00   750,000,000.00   800,000,000.00  400,000,000.00   1,100,000,000.00
Investor Finance Charge Collections               19,963,790.63    13,611,675.43    14,519,120.46    7,259,560.23      19,963,790.63

Investor Monthly Interest                          3,930,529.17     2,678,906.25     2,836,700.00    1,450,000.00       3,903,579.17
Investor Default Amount                            6,535,791.49     4,456,221.47     4,753,302.90    2,376,651.45       6,535,791.49
Investor Monthly Fees                              1,833,333.33     1,250,000.00     1,333,333.33      666,666.67       1,833,333.33
Investor Additional Amounts                                0.00             0.00             0.00            0.00               0.00
Total                                             12,299,653.99     8,385,127.72     8,923,336.23    4,493,318.12      12,272,703.99

Reallocated Investor Finance Charge Collections   20,004,133.47    13,638,181.91    14,526,594.04    7,294,947.02      19,977,183.47
Investment Funding Account Proceeds
Available Excess                                   7,704,479.48     5,253,054.19     5,603,257.80    2,801,628.90       7,704,479.48

2. Group 2 Allocations                            Series 2004-5    Series 2005-1    Series 2005-2    Series 2005-3     Series 2005-4
----------------------                            -------------    -------------    -------------    -------------     -------------
Invested Amount                                1,000,000,000.00   600,000,000.00   600,000,000.00  700,000,000.00     500,000,000.00
Investor Finance Charge Collections               18,148,900.58    10,889,340.35    10,889,340.35   12,704,230.40       9,074,450.29

Investor Monthly Interest                          3,546,083.33     2,091,875.00     2,134,300.00    2,422,583.33       1,764,583.33
Investor Default Amount                            5,941,628.63     3,564,977.18     3,564,977.18    4,159,140.04       2,970,814.31
Investor Monthly Fees                              1,666,666.67     1,000,000.00     1,000,000.00    1,166,666.67         833,333.33
Investor Additional Amounts                                0.00             0.00             0.00            0.00               0.00
Total                                             11,154,378.63     6,656,852.18     6,699,277.18    7,748,390.04       5,568,730.98

Reallocated Investor Finance Charge Collections   18,158,450.88    10,859,295.53    10,901,720.53   12,651,240.62       9,070,767.11
Investment Funding Account Proceeds
Available Excess                                   7,004,072.26     4,202,443.35     4,202,443.35    4,902,850.58       3,502,036.13

2. Group 2 Allocations                            Series 2005-5    Series 2005-6    Series 2005-7    Series 2005-8     Group 2 Total
----------------------                            -------------    -------------    -------------    -------------     -------------
Invested Amount                                1,100,000,000.00   700,000,000.00   700,000,000.00  500,000,000.00  19,645,000,000.00
Investor Finance Charge Collections               19,963,790.63    12,704,230.40    12,704,230.40    9,074,450.29     356,545,237.80

Investor Monthly Interest                          3,846,058.33     2,422,583.33     2,470,766.67    1,352,249.86      69,475,191.32
Investor Default Amount                            6,535,791.49     4,159,140.04     4,159,140.04    2,970,814.31     116,723,294.37
Investor Monthly Fees                              1,833,333.33     1,166,666.67     1,166,666.67      833,333.33      32,741,666.67
Investor Additional Amounts                                0.00             0.00             0.00            0.00               0.00
Total                                             12,215,183.16     7,748,390.04     7,796,573.37    5,156,397.51     218,940,152.35

Reallocated Investor Finance Charge Collections   19,919,662.64    12,651,240.62    12,699,423.95    8,658,433.64     356,535,151.80
Investment Funding Account Proceeds
Available Excess                                   7,704,479.48     4,902,850.58     4,902,850.58    3,502,036.13     137,605,085.45

                                                  GROUP I          GROUP II
                                                  -------          --------
Group Investor Finance Charge Collections         27,767,817.88   356,535,151.80
Group Expenses                                    16,083,706.80   218,940,152.35
Reallocable Investor Finance Charge Collections   11,684,111.08   137,594,999.45

D. Trust Performance

Delinquencies:

31-60 Days Delinquent:                            285,073,907
61-90 Days Delinquent:                            146,169,493
90+ Days Delinquent:                              208,272,067
Total 30+ Days Delinquent:                        639,515,467


IV. Series 2001-1 Certificates

----------------------------------------------------------------------------------------------------------------------------------
                                                       Series         Total Investor          Transferors
A. Investor/Transferor Allocations                   Allocations         Interest              Interest
----------------------------------                   -----------         --------              --------

Beginning Invested /Transferor Amount               951,808,577.70    750,000,000.00         201,808,577.70
Beginning Adjusted Invested Amount                             N/A    750,000,000.00                    N/A
Floating Allocation Percentage                                 N/A          78.7974%               21.2026%
Principal Allocation Percentage                                N/A          78.7974%               21.2026%
Collections of Finance Chg. Receivables              17,274,279.24     13,621,761.43           3,662,603.81
Collections of Principal Receivables                242,458,131.54    191,050,598.74          51,407,532.80
Defaulted Amount                                      5,655,293.09      4,456,221.47           1,199,071.62

Ending Invested / Transferor Amounts                949,873,427.96    750,000,000.00         199,873,427.96


----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements                 Class A           Class B                Interest                Total
--------------------------------------                 -------           -------                --------                -----

Principal Funding Account                                     0.00              0.00                   0.00                  0.00
Investment Proceeds for Monthly Period                        0.00              0.00                   0.00                  0.00
Reserve Draw Amount                                           0.00              0.00                   0.00                  0.00
Available Reserve Account Amount                      3,093,750.00              0.00                   0.00          3,093,750.00
Reserve Account Surplus                                       0.00              0.00                   0.00                  0.00

Coupon  November 15, 2005 to December 14, 2005             4.2600%           4.5400%                4.6200%
Monthly Interest Due                                  2,196,562.50        227,000.00             274,312.50          2,697,875.00
Outstanding Monthly Interest Due                              0.00              0.00                   0.00                  0.00
Additional Interest Due                                       0.00              0.00                   0.00                  0.00
Total Interest Due                                    2,196,562.50        227,000.00             274,312.50          2,697,875.00
Investor Default Amount                               3,676,382.71        356,497.72             423,341.04          4,456,221.47
Investor Monthly Fees Due                             1,031,250.00        100,000.00             118,750.00          1,250,000.00
Investor Additional Amounts Due
Total Due                                             6,904,195.21        683,497.72             816,403.54          8,404,096.47

Reallocated Investor Finance Charge Collections                                                                     13,657,150.66
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                             10,086.00
Series Adjusted Portfolio Yield                                                                                          14.4445%
Base Rate                                                                                                                 6.4043%
Excess Spread Percentage                                                                                                  8.4210%

----------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
C. Certificates - Balances and Distributions          Class A           Class B                Interest                Total
--------------------------------------------          -------           -------                --------                -----

Beginning Certificates Balance                      618,750,000.00     60,000,000.00          71,250,000.00        750,000,000.00
Interest Distributions                                2,196,562.50        227,000.00             274,312.50          2,697,875.00
Principal Deposits - Prin. Funding Account                    0.00              0.00                   0.00                  0.00
Principal Distributions                                       0.00              0.00                   0.00                  0.00
Total Distributions                                   2,196,562.50        227,000.00             274,312.50          2,697,875.00
Ending Certificates Balance                         618,750,000.00     60,000,000.00          71,250,000.00        750,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.55

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.55

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:
                                                                                                         $0.00
     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.78

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.78

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $274,312.50

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $274,312.50

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.
     1.   Class A Available Funds:                                                              $11,275,470.25

          a.   Class A Monthly Interest:                                                         $2,196,562.50
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
             (Treated as Available Principal Collections):                                       $3,676,382.71
          e.   Excess Spread:                                                                    $5,402,525.03

     2.   Class B Available Funds:                                                               $1,093,378.93

          a.   Class B Monthly Interest:                                                           $227,000.00
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $866,378.93

     3.   Collateral Available Funds:                                                            $1,298,387.48

          a.   Excess Spread:                                                                    $1,298,387.48

     4.   Total Excess Spread:                                                                   $7,567,291.45

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            78.7974%

     2.   Series 2001-1 Allocable Principal
          Collections:                                                                         $242,458,131.54

     3.   Principal Allocation Percentage of
          Series 2001-1 Allocable Principal
          Collections:                                                                         $191,050,598.74

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $191,050,598.74

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-1:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $4,456,221.47

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $195,506,820.21

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $71,250,000.00

     2.   Required Collateral Invested Amount                                                   $71,250,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $195,506,820.21

M.   Application of Principal Collections During Accumulation or Amortization
Period.
     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2001-1

     1.   Excess Spread:                                                                         $7,567,291.45
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $356,497.72
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $274,312.50
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,250,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $423,341.04
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $5,263,140.19

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.4043%
          b.   Prior Monthly Period                                                                    6.3222%
          c.   Second Prior Monthly Period                                                             5.9208%

     2.   Three Month Average Base Rate                                                                6.2158%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 14.4603%
          b.   Prior Monthly Period                                                                   16.1880%
          c.   Second Prior Monthly Period                                                            16.9690%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         15.8725%

V. Series 2001-2 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                        Series             Total Investor          Transferors
A. Investor/Transferor Allocations                    Allocations            Interest               Interest
----------------------------------                    -----------            --------               --------

Beginning Invested /Transferor Amount                317,269,525.90     250,000,000.00          67,269,525.90
Beginning Adjusted Invested Amount                              N/A     250,000,000.00                    N/A
Floating Allocation Percentage                                  N/A           78.7974%               21.2026%
Principal Allocation Percentage                                 N/A           78.7974%               21.2026%
Collections of Finance Chg. Receivables                5,758,093.08       4,537,225.14           1,220,867.94
Collections of Principal Receivables                  80,819,377.18      63,683,532.91          17,135,844.27
Defaulted Amount                                       1,885,097.70       1,485,407.16             399,690.54

Ending Invested / Transferor Amounts                 316,624,475.99     250,000,000.00          66,624,475.99


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                      Collateral
B. Monthly Period Funding Requirements                     Class A                  Class B             Interest              Total
--------------------------------------                     -------                  -------             --------              -----

Principal Funding Account                                      0.00               0.00                   0.00                  0.00
Investment Proceeds for Monthly Period                         0.00               0.00                   0.00                  0.00
Reserve Draw Amount                                            0.00               0.00                   0.00                  0.00
Available Reserve Account Amount                       1,081,250.00               0.00                   0.00          1,081,250.00
Reserve Account Surplus                                        0.00               0.00                   0.00                  0.00

Coupon  November 15, 2005 to December 14, 2005              5.5300%            5.8300%                4.9700%
Monthly Interest Due                                     996,552.08          72,875.00              77,656.25          1,147,083.33
Outstanding Monthly Interest Due                               0.00               0.00                   0.00                  0.00
Additional Interest Due                                        0.00               0.00                   0.00                  0.00
Total Interest Due                                       996,552.08          72,875.00              77,656.25          1,147,083.33
Investor Default Amount                                1,284,877.19          89,124.43             111,405.54          1,485,407.16
Investor Monthly Fees Due                                360,416.67          25,000.00              31,250.00            416,666.67
Investor Additional Amounts Due
Total Due                                              2,641,845.94         186,999.43             220,311.79          3,049,157.16

Reallocated Investor Finance Charge Collections                                                                        4,958,325.63
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            16.3563%
Base Rate                                                                                                                   7.6103%
Excess Spread Percentage                                                                                                    9.1640%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                    Collateral
C. Certificates - Balances and Distributions          Class A                  Class B                Interest                Total
--------------------------------------------          -------                  -------                --------                -----

Beginning Certificates Balance                       216,250,000.00      15,000,000.00          18,750,000.00        250,000,000.00
Interest Distributions                                   996,552.08          72,875.00              77,656.25          1,147,083.33
Principal Deposits - Prin. Funding Account                     0.00               0.00                   0.00                  0.00
Principal Distributions                                        0.00               0.00                   0.00                  0.00
Total Distributions                                      996,552.08          72,875.00              77,656.25          1,147,083.33
Ending Certificates Balance                          216,250,000.00      15,000,000.00          18,750,000.00        250,000,000.00

D.   Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.
     1.   Total amount of the distribution                                                               $4.61

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $4.61

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $4.86

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $4.86

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such
Distribution Date.
     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                          $77,656.25

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                         $77,656.25

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.
     1.   Class A Available Funds:                                                               $4,288,951.67

          a.   Class A Monthly Interest:                                                           $996,552.08
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $1,284,877.19
          e.   Excess Spread:                                                                    $2,007,522.40

     2.   Class B Available Funds:                                                                 $297,499.54

          a.   Class B Monthly Interest:                                                            $72,875.00
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $224,624.54

     3.   Collateral Available Funds:                                                              $371,874.42

          a.   Excess Spread:                                                                      $371,874.42

     4.   Total Excess Spread:                                                                   $2,604,021.36

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            78.7974%

     2.   Series 2001-2 Allocable Principal
          Collections:                                                                          $80,819,377.18

     3.   Principal Allocation Percentage of
          Series 2001-2 Allocable Principal
          Collections:                                                                          $63,683,532.91

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                  $63,683,532.91

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-2:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $1,485,407.16

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                               $65,168,940.07

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $18,750,000.00

     2.   Required Collateral Invested Amount                                                   $18,750,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                              $65,168,940.07

M.   Application of Principal Collections During Accumulation or Amortization
Period.
     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2001-2

     1.   Excess Spread:                                                                         $2,604,021.36
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                  $89,124.43
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                   $77,656.25
     9.   Applied to unpaid Monthly Servicing Fee:                                                 $416,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $111,405.54
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                          $1,081,250.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                                 $827,918.48

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  7.6103%
          b.   Prior Monthly Period                                                                    7.8482%
          c.   Second Prior Monthly Period                                                             7.1315%

     2.   Three Month Average Base Rate                                                                7.5300%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 16.3563%
          b.   Prior Monthly Period                                                                   18.1919%
          c.   Second Prior Monthly Period                                                            18.9042%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         17.8175%


VI. Series 2001-3 Certificates
----------------------------------------------------------------------------------------------------------------------------------
                                                       Series              Total Investor       Transferors
A. Investor/Transferor Allocations                   Allocations             Interest            Interest
----------------------------------                   -----------             --------            --------

Beginning Invested /Transferor Amount                951,808,577.70      750,000,000.00      201,808,577.70
Beginning Adjusted Invested Amount                              N/A      750,000,000.00                 N/A
Floating Allocation Percentage                                  N/A            78.7974%            21.2026%
Principal Allocation Percentage                                 N/A            78.7974%            21.2026%
Collections of Finance Chg. Receivables               17,274,279.24       13,611,675.43        3,662,603.81
Collections of Principal Receivables                 242,458,131.54      191,050,598.74       51,407,532.80
Defaulted Amount                                       5,655,293.09        4,456,221.47        1,199,071.62

Ending Invested / Transferor Amounts                 949,873,427.96      750,000,000.00      199,873,427.96


----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                   Class A               Class B          Interest                Total
--------------------------------------                   -------               -------          --------                -----

Principal Funding Account                                      0.00                0.00                0.00                  0.00
Investment Proceeds for Monthly Period                         0.00                0.00                0.00                  0.00
Reserve Draw Amount                                            0.00                0.00                0.00                  0.00
Available Reserve Account Amount                       3,093,750.00                0.00                0.00          3,093,750.00
Reserve Account Surplus                                        0.00                0.00                0.00                  0.00

Coupon  November 15, 2005 to December 14, 2005              4.2500%             4.5000%             4.6200%
Monthly Interest Due                                   2,191,406.25          225,000.00          274,312.50          2,690,718.75
Outstanding Monthly Interest Due                               0.00                0.00                0.00                  0.00
Additional Interest Due                                        0.00                0.00                0.00                  0.00
Total Interest Due                                     2,191,406.25          225,000.00          274,312.50          2,690,718.75
Investor Default Amount                                3,676,382.71          356,497.72          423,341.04          4,456,221.47
Investor Monthly Fees Due                              1,031,250.00          100,000.00          118,750.00          1,250,000.00
Investor Additional Amounts Due
Total Due                                              6,899,038.96          681,497.72          816,403.54          8,396,940.22

Reallocated Investor Finance Charge Collections                                                                     13,649,994.41
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          14.4332%
Base Rate                                                                                                                 6.3927%
Excess Spread Percentage                                                                                                  8.4049%

----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions           Class A               Class B             Interest                Total
--------------------------------------------           -------               -------             --------                -----

Beginning Certificates Balance                       618,750,000.00       60,000,000.00       71,250,000.00        750,000,000.00
Interest Distributions                                 2,191,406.25          225,000.00          274,312.50          2,690,718.75
Principal Deposits - Prin. Funding Account                     0.00                0.00                0.00                  0.00
Principal Distributions                                        0.00                0.00                0.00                  0.00
Total Distributions                                    2,191,406.25          225,000.00          274,312.50          2,690,718.75
Ending Certificates Balance                          618,750,000.00       60,000,000.00       71,250,000.00        750,000,000.00

D.   Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.
     1.   Total amount of the distribution                                                               $3.54

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.54

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.75

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.75

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such
Distribution Date.
     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $274,312.50

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $274,312.50

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.
     1.   Class A Available Funds:                                                              $11,261,245.39

          a.   Class A Monthly Interest:                                                         $2,191,406.25
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
             (Treated as Available Principal Collections):                                       $3,676,382.71
          e.   Excess Spread:                                                                    $5,393,456.43

     2.   Class B Available Funds:                                                               $1,091,999.55

          a.   Class B Monthly Interest:                                                           $225,000.00
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $866,999.55

     3.   Collateral Available Funds:                                                            $1,296,749.47

          a.   Excess Spread:                                                                    $1,296,749.47

     4.   Total Excess Spread:                                                                   $7,557,205.45

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            78.7974%

     2.   Series 2001-3 Allocable Principal
          Collections:                                                                         $242,458,131.54

     3.   Principal Allocation Percentage of
          Series 2001-3 Allocable Principal
          Collections:                                                                         $191,050,598.74

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $191,050,598.74

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-3                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $4,456,221.47

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $195,506,820.21

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $71,250,000.00

     2.   Required Collateral Invested Amount                                                   $71,250,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $195,506,820.21

M.   Application of Principal Collections During Accumulation or Amortization
Period.
     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2001-3

     1.   Excess Spread:                                                                         $7,557,205.45
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $356,497.72
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $274,312.50
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,250,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $423,341.04
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                          $3,093,750.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $2,159,304.19

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.3927%
          b.   Prior Monthly Period                                                                    6.3106%
          c.   Second Prior Monthly Period                                                             5.9092%

     2.   Three Month Average Base Rate                                                                6.2042%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 14.4332%
          b.   Prior Monthly Period                                                                   16.1768%
          c.   Second Prior Monthly Period                                                            16.9571%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         15.8557%


VII. Series 2001-4 Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series           Total Investor          Transferors
A. Investor/Transferor Allocations                     Allocations            Interest             Interest
----------------------------------                     -----------            --------             --------

Beginning Invested /Transferor Amount                920,081,625.11      725,000,000.00       195,081,625.11
Beginning Adjusted Invested Amount                              N/A      725,000,000.00                  N/A
Floating Allocation Percentage                                  N/A            78.7974%             21.2026%
Principal Allocation Percentage                                 N/A            78.7974%             21.2026%
Collections of Finance Chg. Receivables               16,698,469.94       13,157,952.92         3,540,517.02
Collections of Principal Receivables                 234,376,193.82      184,682,245.45        49,693,948.37
Defaulted Amount                                       5,466,783.32        4,307,680.75         1,159,102.57

Ending Invested / Transferor Amounts                 918,210,980.37      725,000,000.00       193,210,980.37


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                 Class A                Class B              Interest                Total
--------------------------------------                 -------                -------              --------                -----

Principal Funding Account                                      0.00                0.00                 0.00                  0.00
Investment Proceeds for Monthly Period                         0.00                0.00                 0.00                  0.00
Reserve Draw Amount                                            0.00                0.00                 0.00                  0.00
Available Reserve Account Amount                               0.00                0.00                 0.00                  0.00
Reserve Account Surplus                                        0.00                0.00                 0.00                  0.00

Coupon  November 15, 2005 to December 14, 2005              4.2500%             4.5000%              4.6200%
Monthly Interest Due                                   2,118,359.38          217,500.00           265,168.75          2,601,028.13
Outstanding Monthly Interest Due                               0.00                0.00                 0.00                  0.00
Additional Interest Due                                        0.00                0.00                 0.00                  0.00
Total Interest Due                                     2,118,359.38          217,500.00           265,168.75          2,601,028.13
Investor Default Amount                                3,553,836.62          344,614.46           409,229.67          4,307,680.75
Investor Monthly Fees Due                                996,875.00           96,666.67           114,791.67          1,208,333.33
Investor Additional Amounts Due
Total Due                                              6,669,071.00          658,781.13           789,190.09          8,117,042.21

Reallocated Investor Finance Charge Collections                                                                      13,194,994.60
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           14.4332%
Base Rate                                                                                                                  6.3927%
Excess Spread Percentage                                                                                                   8.4049%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions           Class A                Class B           Interest                Total
--------------------------------------------           -------                -------           --------                -----

Beginning Certificates Balance                       598,125,000.00       58,000,000.00        68,875,000.00        725,000,000.00
Interest Distributions                                 2,118,359.38          217,500.00           265,168.75          2,601,028.13
Principal Deposits - Prin. Funding Account                     0.00                0.00                 0.00                  0.00
Principal Distributions                                        0.00                0.00                 0.00                  0.00
Total Distributions                                    2,118,359.38          217,500.00           265,168.75          2,601,028.13
Ending Certificates Balance                          598,125,000.00       58,000,000.00        68,875,000.00        725,000,000.00

D.   Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.
     1.   Total amount of the distribution                                                               $3.54

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.54

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.75

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.75

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $265,168.75

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $265,168.75

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00


J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $10,885,870.54

          a.   Class A Monthly Interest:                                                         $2,118,359.38
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
             (Treated as Available Principal Collections):                                       $3,553,836.62
          e.   Excess Spread:                                                                    $5,213,674.55

     2.   Class B Available Funds:                                                               $1,055,599.57

          a.   Class B Monthly Interest:                                                           $217,500.00
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $838,099.57

     3.   Collateral Available Funds:                                                            $1,253,524.49

          a.   Excess Spread:                                                                   $1,253,524.49

     4.   Total Excess Spread:                                                                  $7,305,298.60

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            78.7974%

     2.   Series 2001-4 Allocable Principal
          Collections:                                                                         $234,376,193.82

     3.   Principal Allocation Percentage of
          Series 2001-4 Allocable Principal
          Collections:                                                                         $184,682,245.45

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $184,682,245.45

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-4                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $4,307,680.75

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $188,989,926.21

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $68,875,000.00

     2.   Required Collateral Invested Amount                                                   $68,875,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $188,989,926.21


M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2001-4

     1.   Excess Spread:                                                                         $7,305,298.60
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $344,614.46
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $265,168.75
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,208,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $409,229.67
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $5,077,952.38

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.3927%
          b.   Prior Monthly Period                                                                    6.3106%
          c.   Second Prior Monthly Period                                                             5.9092%

     2.   Three Month Average Base Rate                                                                6.2042%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 14.4332%
          b.   Prior Monthly Period                                                                   16.1768%
          c.   Second Prior Monthly Period                                                            16.9571%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         15.8557%

VIII. Series 2001-5 Certificates
----------------------------------------------------------------------------------------------------------------------------------
                                                            Series        Total Investor       Transferors
A. Investor/Transferor Allocations                       Allocations         Interest            Interest
----------------------------------                       -----------         --------            --------

Beginning Invested /Transferor Amount                 634,539,051.80     500,000,000.00      134,539,051.80
Beginning Adjusted Invested Amount                               N/A     500,000,000.00                 N/A
Floating Allocation Percentage                                   N/A           78.7974%            21.2026%
Principal Allocation Percentage                                  N/A           78.7974%            21.2026%
Collections of Finance Chg. Receivables                11,516,186.16       9,074,450.29        2,441,735.87
Collections of Principal Receivables                  161,638,754.36     127,367,065.83       34,271,688.53
Defaulted Amount                                        3,770,195.39       2,970,814.31          799,381.08

Ending Invested / Transferor Amounts                  633,248,951.98     500,000,000.00      133,248,951.98


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                    Class A               Class B             Interest                Total
--------------------------------------                    -------               -------             --------                -----

Principal Funding Account                                       0.00               0.00                0.00                  0.00
Investment Proceeds for Monthly Period                          0.00               0.00                0.00                  0.00
Reserve Draw Amount                                             0.00               0.00                0.00                  0.00
Available Reserve Account Amount                                0.00               0.00                0.00                  0.00
Reserve Account Surplus                                         0.00               0.00                0.00                  0.00

Coupon  November 15, 2005 to December 14, 2005               4.3000%            4.5700%             4.6200%
Monthly Interest Due                                    1,478,125.00         152,333.33          182,875.00          1,813,333.33
Outstanding Monthly Interest Due                                0.00               0.00                0.00                  0.00
Additional Interest Due                                         0.00               0.00                0.00                  0.00
Total Interest Due                                      1,478,125.00         152,333.33          182,875.00          1,813,333.33
Investor Default Amount                                 2,450,921.81         237,665.15          282,227.36          2,970,814.31
Investor Monthly Fees Due                                 687,500.00          66,666.67           79,166.67            833,333.33
Investor Additional Amounts Due
Total Due                                               4,616,546.81         456,665.15          544,269.03          5,617,480.98

Reallocated Investor Finance Charge Collections                                                                      9,119,517.11
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          14.4792%
Base Rate                                                                                                                 6.4402%
Excess Spread Percentage                                                                                                  8.4049%

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
C. Certificates - Balances and Distributions              Class A             Class B             Interest                Total
--------------------------------------------              -------             -------             --------                -----

Beginning Certificates Balance                        412,500,000.00      40,000,000.00       47,500,000.00        500,000,000.00
Interest Distributions                                  1,478,125.00         152,333.33          182,875.00          1,813,333.33
Principal Deposits - Prin. Funding Account                      0.00               0.00                0.00                  0.00
Principal Distributions                                         0.00               0.00                0.00                  0.00
Total Distributions                                     1,478,125.00         152,333.33          182,875.00          1,813,333.33
Ending Certificates Balance                           412,500,000.00      40,000,000.00       47,500,000.00        500,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.58

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.58

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.81

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.81

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00

G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $182,875.00

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $182,875.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00


J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                               $7,523,601.61

          a.   Class A Monthly Interest:                                                         $1,478,125.00
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
             (Treated as Available Principal Collections):                                       $2,450,921.81
          e.   Excess Spread:                                                                    $3,594,554.81

     2.   Class B Available Funds:                                                                 $729,561.37

          a.   Class B Monthly Interest:                                                           $152,333.33
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $577,228.04

     3.   Collateral Available Funds:                                                              $866,354.13

          a.   Excess Spread:                                                                      $866,354.13

     4.   Total Excess Spread:                                                                   $5,038,136.97

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            78.7974%

     2.   Series 2001-5 Allocable Principal
          Collections:                                                                         $161,638,754.36

     3.   Principal Allocation Percentage of
          Series 2001-5 Allocable Principal
          Collections:                                                                         $127,367,065.83

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $127,367,065.83

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-5                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $2,970,814.31

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $130,337,880.14

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $47,500,000.00

     2.   Required Collateral Invested Amount                                                   $47,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $130,337,880.14


M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2001-5

     1.   Excess Spread:                                                                         $5,038,136.97
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $237,665.15
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $182,875.00
     9.   Applied to unpaid Monthly Servicing Fee:                                                 $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $282,227.36
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $3,502,036.13

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.4402%
          b.   Prior Monthly Period                                                                    6.3581%
          c.   Second Prior Monthly Period                                                             5.9567%

     2.   Three Month Average Base Rate                                                                6.2517%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 14.4792%
          b.   Prior Monthly Period                                                                   16.2227%
          c.   Second Prior Monthly Period                                                            17.0061%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         15.9027%

IX. Series 2001-6 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series            Total Investor        Transferors
A. Investor/Transferor Allocations                   Allocations            Interest             Interest
----------------------------------                   -----------            --------             --------

Beginning Invested /Transferor Amount                 888,354,672.52     700,000,000.00       188,354,672.52
Beginning Adjusted Invested Amount                               N/A     700,000,000.00                  N/A
Floating Allocation Percentage                                   N/A           78.7974%             21.2026%
Principal Allocation Percentage                                  N/A           78.7974%             21.2026%
Collections of Finance Chg. Receivables                16,122,660.63      12,704,230.40         3,418,430.22
Collections of Principal Receivables                  226,294,256.11     178,313,892.16        47,980,363.95
Defaulted Amount                                        5,278,273.55       4,159,140.04         1,119,133.51

Ending Invested / Transferor Amounts                  886,548,532.77     700,000,000.00       186,548,532.77


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                   Class A               Class B            Interest                Total
--------------------------------------                   -------               -------            --------                -----

Principal Funding Account                                       0.00               0.00                 0.00                  0.00
Investment Proceeds for Monthly Period                          0.00               0.00                 0.00                  0.00
Reserve Draw Amount                                             0.00               0.00                 0.00                  0.00
Available Reserve Account Amount                                0.00               0.00                 0.00                  0.00
Reserve Account Surplus                                         0.00               0.00                 0.00                  0.00

Coupon  November 15, 2005 to December 14, 2005               4.2400%            4.4700%              4.6200%
Monthly Interest Due                                    2,040,500.00         208,600.00           256,025.00          2,505,125.00
Outstanding Monthly Interest Due                                0.00               0.00                 0.00                  0.00
Additional Interest Due                                         0.00               0.00                 0.00                  0.00
Total Interest Due                                      2,040,500.00         208,600.00           256,025.00          2,505,125.00
Investor Default Amount                                 3,431,290.53         332,731.20           395,118.30          4,159,140.04
Investor Monthly Fees Due                                 962,500.00          93,333.33           110,833.33          1,166,666.67
Investor Additional Amounts Due
Total Due                                               6,434,290.53         634,664.54           761,976.64          7,830,931.71

Reallocated Investor Finance Charge Collections                                                                      12,733,782.28
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           14.4228%
Base Rate                                                                                                                  6.3819%
Excess Spread Percentage                                                                                                   8.4049%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
C. Certificates - Balances and Distributions           Class A                Class B            Interest                Total
--------------------------------------------           -------                -------            --------                -----

Beginning Certificates Balance                        577,500,000.00      56,000,000.00        66,500,000.00        700,000,000.00
Interest Distributions                                  2,040,500.00         208,600.00           256,025.00          2,505,125.00
Principal Deposits - Prin. Funding Account                      0.00               0.00                 0.00                  0.00
Principal Distributions                                         0.00               0.00                 0.00                  0.00
Total Distributions                                     2,040,500.00         208,600.00           256,025.00          2,505,125.00
Ending Certificates Balance                           577,500,000.00      56,000,000.00        66,500,000.00        700,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.53

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.53

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.72

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.72

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00


G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $256,025.00

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $256,025.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00

J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $10,505,370.38

          a.   Class A Monthly Interest:                                                         $2,040,500.00
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
               (Treated as Available Principal Collections):                                     $3,431,290.53
          e.   Excess Spread:                                                                    $5,033,579.85

     2.   Class B Available Funds:                                                               $1,018,702.58

          a.   Class B Monthly Interest:                                                           $208,600.00
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $810,102.58

     3.   Collateral Available Funds:                                                            $1,209,709.32

          a.   Excess Spread:                                                                    $1,209,709.32

     4.   Total Excess Spread:                                                                   $7,053,391.75

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            78.7974%

     2.   Series 2001-6 Allocable Principal
          Collections:                                                                         $226,294,256.11

     3.   Principal Allocation Percentage of
          Series 2001-6 Allocable Principal
          Collections:                                                                         $178,313,892.16

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $178,313,892.16

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-6                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $4,159,140.04

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $182,473,032.20

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $66,500,000.00

     2.   Required Collateral Invested Amount                                                   $66,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $182,473,032.20


M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2001-6

     1.   Excess Spread:                                                                         $7,053,391.75
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $332,731.20
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $256,025.00
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,166,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $395,118.30
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $4,902,850.58

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.3819%
          b.   Prior Monthly Period                                                                    6.2998%
          c.   Second Prior Monthly Period                                                             5.8984%

     2.   Three Month Average Base Rate                                                                6.1934%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 14.4228%
          b.   Prior Monthly Period                                                                   16.1663%
          c.   Second Prior Monthly Period                                                            16.9459%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         15.8450%

X. Series 2001-7 Certificates
------------------------------------------------------------------------------------------------------------------------------------
                                                            Series           Total Investor      Transferors
A. Investor/Transferor Allocations                        Allocations           Interest           Interest
----------------------------------                        -----------           --------           --------

Beginning Invested /Transferor Amount                    824,900,767.34     650,000,000.00     174,900,767.34
Beginning Adjusted Invested Amount                                  N/A     650,000,000.00                N/A
Floating Allocation Percentage                                      N/A           78.7974%           21.2026%
Principal Allocation Percentage                                     N/A           78.7974%           21.2026%
Collections of Finance Chg. Receivables                   14,971,042.01      11,796,785.37       3,174,256.64
Collections of Principal Receivables                     210,130,380.67     165,577,185.58      44,553,195.09
Defaulted Amount                                           4,901,254.01       3,862,058.61       1,039,195.41

Ending Invested / Transferor Amounts                     823,223,637.57     650,000,000.00     173,223,637.57


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                        Class A            Class B            Interest                Total
--------------------------------------                        -------            -------            --------                -----

Principal Funding Account                                          0.00               0.00               0.00                  0.00
Investment Proceeds for Monthly Period                             0.00               0.00               0.00                  0.00
Reserve Draw Amount                                                0.00               0.00               0.00                  0.00
Available Reserve Account Amount                                   0.00               0.00               0.00                  0.00
Reserve Account Surplus                                            0.00               0.00               0.00                  0.00

Coupon  November 15, 2005 to December 14, 2005                  4.2400%            4.4800%            4.6200%
Monthly Interest Due                                       1,894,750.00         194,133.33         237,737.50          2,326,620.83
Outstanding Monthly Interest Due                                   0.00               0.00               0.00                  0.00
Additional Interest Due                                            0.00               0.00               0.00                  0.00
Total Interest Due                                         1,894,750.00         194,133.33         237,737.50          2,326,620.83
Investor Default Amount                                    3,186,198.35         308,964.69         366,895.57          3,862,058.61
Investor Monthly Fees Due                                    893,750.00          86,666.67         102,916.67          1,083,333.33
Investor Additional Amounts Due
Total Due                                                  5,974,698.35         589,764.69         707,549.73          7,272,012.77

Reallocated Investor Finance Charge Collections                                                                       11,824,659.74
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            14.4236%
Base Rate                                                                                                                   6.3827%
Excess Spread Percentage                                                                                                    8.4049%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
C. Certificates - Balances and Distributions                Class A              Class B          Interest                Total
--------------------------------------------                -------              -------          --------                -----

Beginning Certificates Balance                           536,250,000.00      52,000,000.00      61,750,000.00        650,000,000.00
Interest Distributions                                     1,894,750.00         194,133.33         237,737.50          2,326,620.83
Principal Deposits - Prin. Funding Account                         0.00               0.00               0.00                  0.00
Principal Distributions                                            0.00               0.00               0.00                  0.00
Total Distributions                                        1,894,750.00         194,133.33         237,737.50          2,326,620.83
Ending Certificates Balance                              536,250,000.00      52,000,000.00      61,750,000.00        650,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.53

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.53

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.73

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.73

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00


G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $237,737.50

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $237,737.50

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00


J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                               $9,755,344.29

          a.   Class A Monthly Interest:                                                         $1,894,750.00
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
             (Treated as Available Principal Collections):                                       $3,186,198.35
          e.   Excess Spread:                                                                    $4,674,395.93

     2.   Class B Available Funds:                                                                 $945,972.78

          a.   Class B Monthly Interest:                                                           $194,133.33
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $751,839.45

     3.   Collateral Available Funds:                                                            $1,123,342.68

          a.   Excess Spread:                                                                    $1,123,342.68

     4.   Total Excess Spread:                                                                   $6,549,578.06

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            78.7974%

     2.   Series 2001-7 Allocable Principal
          Collections:                                                                         $210,130,380.67

     3.   Principal Allocation Percentage of
          Series 2001-7 Allocable Principal
          Collections:                                                                         $165,577,185.58

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $165,577,185.58

     6.   Shared Principal Collections from other
          Series allocated to Series 2001-7                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $3,862,058.61

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $169,439,244.18

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $61,750,000.00

     2.   Required Collateral Invested Amount                                                   $61,750,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $169,439,244.18


M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2001-7

     1.   Excess Spread:                                                                         $6,549,578.06
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $308,964.69
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $237,737.50
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,083,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $366,895.57
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $4,552,646.97

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.3827%
          b.   Prior Monthly Period                                                                    6.3006%
          c.   Second Prior Monthly Period                                                             5.8992%

     2.   Three Month Average Base Rate                                                                6.1942%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 14.4236%
          b.   Prior Monthly Period                                                                   16.1671%
          c.   Second Prior Monthly Period                                                            16.9468%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         15.8458%

XI. Series 2002-1 Certificates
---------------------------------------------------------------------------------------------------------------------------------
                                                            Series           Total Investor       Transferors
A. Investor/Transferor Allocations                        Allocations            Interest           Interest
----------------------------------                        -----------            --------           --------

Beginning Invested /Transferor Amount                   1,167,551,855.31     920,000,000.00     247,551,855.31
Beginning Adjusted Invested Amount                                   N/A     920,000,000.00                N/A
Floating Allocation Percentage                                       N/A           78.7974%           21.2026%
Principal Allocation Percentage                                      N/A           78.7974%           21.2026%
Collections of Finance Chg. Receivables                    21,189,782.54      16,696,988.53       4,492,794.01
Collections of Principal Receivables                      297,415,308.03     234,355,401.12      63,059,906.90
Defaulted Amount                                            6,937,159.53       5,466,298.34       1,470,861.19

Ending Invested / Transferor Amounts                    1,165,178,071.64     920,000,000.00     245,178,071.64


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                        Class A           Class B            Interest            Total
--------------------------------------                        -------           -------            --------            -----

Principal Funding Account                                           0.00               0.00               0.00              0.00
Investment Proceeds for Monthly Period                              0.00               0.00               0.00              0.00
Reserve Draw Amount                                                 0.00               0.00               0.00              0.00
Available Reserve Account Amount                                    0.00               0.00               0.00              0.00
Reserve Account Surplus                                             0.00               0.00               0.00              0.00

Coupon  November 15, 2005 to December 14, 2005                   4.2300%            4.5200%            4.6200%
Monthly Interest Due                                        2,675,475.00         277,226.67         336,490.00      3,289,191.67
Outstanding Monthly Interest Due                                    0.00               0.00               0.00              0.00
Additional Interest Due                                             0.00               0.00               0.00              0.00
Total Interest Due                                          2,675,475.00         277,226.67         336,490.00      3,289,191.67
Investor Default Amount                                     4,509,696.13         437,303.87         519,298.34      5,466,298.34
Investor Monthly Fees Due                                   1,265,000.00         122,666.67         145,666.67      1,533,333.33
Investor Additional Amounts Due
Total Due                                                   8,450,171.13         837,197.20       1,001,455.01     10,288,823.34

Reallocated Investor Finance Charge Collections                                                                    16,732,569.81
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         14.4186%
Base Rate                                                                                                                6.3776%
Excess Spread Percentage                                                                                                 8.4049%

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions               Class A              Class B            Interest            Total
--------------------------------------------               -------              -------            --------            -----

Beginning Certificates Balance                            759,000,000.00      73,600,000.00      87,400,000.00    920,000,000.00
Interest Distributions                                      2,675,475.00         277,226.67         336,490.00      3,289,191.67
Principal Deposits - Prin. Funding Account                          0.00               0.00               0.00              0.00
Principal Distributions                                             0.00               0.00               0.00              0.00
Total Distributions                                         2,675,475.00         277,226.67         336,490.00      3,289,191.67
Ending Certificates Balance                               759,000,000.00      73,600,000.00      87,400,000.00    920,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.53

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.53

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.77

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.77

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00


G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $336,490.00

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $336,490.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00


J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $13,804,370.09

          a.   Class A Monthly Interest:                                                         $2,675,475.00
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
             (Treated as Available Principal Collections):                                       $4,509,696.13
          e.   Excess Spread:                                                                    $6,619,198.97

     2.   Class B Available Funds:                                                               $1,338,605.58

          a.   Class B Monthly Interest:                                                           $277,226.67
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                    $1,061,378.92

     3.   Collateral Available Funds:                                                            $1,589,594.13

          a.   Excess Spread:                                                                    $1,589,594.13

     4.   Total Excess Spread:                                                                   $9,270,172.02

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            78.7974%

     2.   Series 2002-1 Allocable Principal
          Collections:                                                                         $297,415,308.03

     3.   Principal Allocation Percentage of
          Series 2002-1 Allocable Principal
          Collections:                                                                         $234,355,401.12

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $234,355,401.12

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-1                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $5,466,298.34

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $239,821,699.46

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $87,400,000.00

     2.   Required Collateral Invested Amount                                                   $87,400,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $239,821,699.46


M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2002-1

     1.   Excess Spread:                                                                         $9,270,172.02
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $437,303.87
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $336,490.00
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,533,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $519,298.34
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $6,443,746.47

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.3776%
          b.   Prior Monthly Period                                                                    6.2955%
          c.   Second Prior Monthly Period                                                             5.8941%

     2.   Three Month Average Base Rate                                                                6.1891%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 14.4186%
          b.   Prior Monthly Period                                                                   16.1622%
          c.   Second Prior Monthly Period                                                            16.9415%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         15.8408%


XII. Series 2002-2 Certificates
-----------------------------------------------------------------------------------------------------------------------------------
                                                            Series            Total Investor      Transferors
A. Investor/Transferor Allocations                       Allocations            Interest           Interest
----------------------------------                       -----------            --------           --------

Beginning Invested /Transferor Amount                 1,192,933,417.38     940,000,000.00     252,933,417.38
Beginning Adjusted Invested Amount                                 N/A     940,000,000.00                N/A
Floating Allocation Percentage                                     N/A           78.7974%           21.2026%
Principal Allocation Percentage                                    N/A           78.7974%           21.2026%
Collections of Finance Chg. Receivables                  21,650,429.99      17,059,966.54       4,590,463.44
Collections of Principal Receivables                    303,880,858.20     239,450,083.76      64,430,774.44
Defaulted Amount                                          7,087,967.34       5,585,130.91       1,502,836.43

Ending Invested / Transferor Amounts                  1,190,508,029.72     940,000,000.00     250,508,029.72

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                     Class A              Class B          Interest                Total
--------------------------------------                     -------              -------          --------                -----

Principal Funding Account                                         0.00               0.00               0.00                  0.00
Investment Proceeds for Monthly Period                            0.00               0.00               0.00                  0.00
Reserve Draw Amount                                               0.00               0.00               0.00                  0.00
Available Reserve Account Amount                                  0.00               0.00               0.00                  0.00
Reserve Account Surplus                                           0.00               0.00               0.00                  0.00

Coupon  November 15, 2005 to December 14, 2005                 4.2300%            4.5100%            4.6200%
Monthly Interest Due                                      2,733,637.50         282,626.67         343,805.00          3,360,069.17
Outstanding Monthly Interest Due                                  0.00               0.00               0.00                  0.00
Additional Interest Due                                           0.00               0.00               0.00                  0.00
Total Interest Due                                        2,733,637.50         282,626.67         343,805.00          3,360,069.17
Investor Default Amount                                   4,607,733.00         446,810.47         530,587.44          5,585,130.91
Investor Monthly Fees Due                                 1,292,500.00         125,333.33         148,833.33          1,566,666.67
Investor Additional Amounts Due
Total Due                                                 8,633,870.50         854,770.47       1,023,225.77         10,511,866.74

Reallocated Investor Finance Charge Collections                                                                      17,095,694.66
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           14.4178%
Base Rate                                                                                                                  6.3768%
Excess Spread Percentage                                                                                                   8.4049%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions              Class A             Class B           Interest                Total
--------------------------------------------              -------             -------           --------                -----

Beginning Certificates Balance                          775,500,000.00      75,200,000.00      89,300,000.00        940,000,000.00
Interest Distributions                                    2,733,637.50         282,626.67         343,805.00          3,360,069.17
Principal Deposits - Prin. Funding Account                        0.00               0.00               0.00                  0.00
Principal Distributions                                           0.00               0.00               0.00                  0.00
Total Distributions                                       2,733,637.50         282,626.67         343,805.00          3,360,069.17
Ending Certificates Balance                             775,500,000.00      75,200,000.00      89,300,000.00        940,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.53

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.53

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.76

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.76

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00


G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such
Distribution Date.
     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $343,805.00

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $343,805.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00


J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $14,103,948.10

          a.   Class A Monthly Interest:                                                         $2,733,637.50
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
             (Treated as Available Principal Collections):                                       $4,607,733.00
          e.   Excess Spread:                                                                    $6,762,577.60

     2.   Class B Available Funds:                                                               $1,367,655.57

          a.   Class B Monthly Interest:                                                           $282,626.67
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                    $1,085,028.91

     3.   Collateral Available Funds:                                                            $1,624,090.99

          a.   Excess Spread:                                                                    $1,624,090.99

     4.   Total Excess Spread:                                                                   $9,471,697.50

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            78.7974%

     2.   Series 2002-2 Allocable Principal
          Collections:                                                                         $303,880,858.20

     3.   Principal Allocation Percentage of
          Series 2002-2 Allocable Principal
          Collections:                                                                         $239,450,083.76

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $239,450,083.76

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-2                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $5,585,130.91

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $245,035,214.67

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $89,300,000.00

     2.   Required Collateral Invested Amount                                                   $89,300,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $245,035,214.67


M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2002-2

     1.   Excess Spread:                                                                         $9,471,697.50
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $446,810.47
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $343,805.00
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,566,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $530,587.44
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $6,583,827.92

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.3768%
          b.   Prior Monthly Period                                                                    6.2946%
          c.   Second Prior Monthly Period                                                             5.8933%

     2.   Three Month Average Base Rate                                                                6.1883%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 14.4178%
          b.   Prior Monthly Period                                                                   16.1614%
          c.   Second Prior Monthly Period                                                            16.9406%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         15.8400%


XIII. Series 2002-3 Certificates

----------------------------------------------------------------------------------------------------------------------------------
                                                         Series            Total Investor      Transferors
A. Investor/Transferor Allocations                      Allocations           Interest           Interest
----------------------------------                      -----------           --------           --------

Beginning Invested /Transferor Amount                1,167,551,855.31     920,000,000.00     247,551,855.31
Beginning Adjusted Invested Amount                                N/A     920,000,000.00                N/A
Floating Allocation Percentage                                    N/A           78.7974%           21.2026%
Principal Allocation Percentage                                   N/A           78.7974%           21.2026%
Collections of Finance Chg. Receivables                 21,189,782.54      16,696,988.53       4,492,794.01
Collections of Principal Receivables                   297,415,308.03     234,355,401.12      63,059,906.90
Defaulted Amount                                         6,937,159.53       5,466,298.34       1,470,861.19

Ending Invested / Transferor Amounts                 1,165,178,071.64     920,000,000.00     245,178,071.64


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                    Class A              Class B            Interest                Total
--------------------------------------                    -------              -------            --------                -----

Principal Funding Account                                        0.00               0.00               0.00                  0.00
Investment Proceeds for Monthly Period                           0.00               0.00               0.00                  0.00
Reserve Draw Amount                                              0.00               0.00               0.00                  0.00
Available Reserve Account Amount                                 0.00               0.00               0.00                  0.00
Reserve Account Surplus                                          0.00               0.00               0.00                  0.00

Coupon  November 15, 2005 to December 14, 2005                4.2300%            4.5000%            4.6200%
Monthly Interest Due                                     2,675,475.00         276,000.00         336,490.00          3,287,965.00
Outstanding Monthly Interest Due                                 0.00               0.00               0.00                  0.00
Additional Interest Due                                          0.00               0.00               0.00                  0.00
Total Interest Due                                       2,675,475.00         276,000.00         336,490.00          3,287,965.00
Investor Default Amount                                  4,509,696.13         437,303.87         519,298.34          5,466,298.34
Investor Monthly Fees Due                                1,265,000.00         122,666.67         145,666.67          1,533,333.33
Investor Additional Amounts Due
Total Due                                                8,450,171.13         835,970.53       1,001,455.01         10,287,596.67

Reallocated Investor Finance Charge Collections                                                                     16,731,343.14
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          14.4171%
Base Rate                                                                                                                 6.3760%
Excess Spread Percentage                                                                                                  8.4049%

----------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
C. Certificates - Balances and Distributions             Class A             Class B          Interest                Total
--------------------------------------------             -------             -------          --------                -----

Beginning Certificates Balance                         759,000,000.00      73,600,000.00      87,400,000.00        920,000,000.00
Interest Distributions                                   2,675,475.00         276,000.00         336,490.00          3,287,965.00
Principal Deposits - Prin. Funding Account                       0.00               0.00               0.00                  0.00
Principal Distributions                                          0.00               0.00               0.00                  0.00
Total Distributions                                      2,675,475.00         276,000.00         336,490.00          3,287,965.00
Ending Certificates Balance                            759,000,000.00      73,600,000.00      87,400,000.00        920,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.53

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.53

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.75

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.75

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00


G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such
Distribution Date.
     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $336,490.00

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $336,490.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00


J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $13,803,358.09

          a.   Class A Monthly Interest:                                                         $2,675,475.00
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
             (Treated as Available Principal Collections):                                       $4,509,696.13
          e.   Excess Spread:                                                                    $6,618,186.97

     2.   Class B Available Funds:                                                               $1,338,507.45

          a.   Class B Monthly Interest:                                                           $276,000.00
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                    $1,062,507.45

     3.   Collateral Available Funds:                                                            $1,589,477.60

          a.   Excess Spread:                                                                    $1,589,477.60

     4.   Total Excess Spread:                                                                   $9,270,172.02

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            78.7974%

     2.   Series 2002-3 Allocable Principal
          Collections:                                                                         $297,415,308.03

     3.   Principal Allocation Percentage of
          Series 2002-3 Allocable Principal
          Collections:                                                                         $234,355,401.12

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $234,355,401.12

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-3                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $5,466,298.34

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $239,821,699.46

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $87,400,000.00

     2.   Required Collateral Invested Amount                                                   $87,400,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $239,821,699.46


M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2002-3

     1.   Excess Spread:                                                                         $9,270,172.02
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $437,303.87
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $336,490.00
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,533,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $519,298.34
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $6,443,746.47

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.3760%
          b.   Prior Monthly Period                                                                    6.2938%
          c.   Second Prior Monthly Period                                                             5.8925%

     2.   Three Month Average Base Rate                                                                6.1874%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 14.4170%
          b.   Prior Monthly Period                                                                   16.1606%
          c.   Second Prior Monthly Period                                                            16.9398%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         15.8392%

XV. Series 2002-5 Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                                           Series          Total Investor      Transferors
A. Investor/Transferor Allocations                       Allocations           Interest           Interest
----------------------------------                       -----------           --------           --------

Beginning Invested /Transferor Amount                   761,446,862.16     600,000,000.00     161,446,862.16
Beginning Adjusted Invested Amount                                 N/A     600,000,000.00                N/A
Floating Allocation Percentage                                     N/A           78.7974%           21.2026%
Principal Allocation Percentage                                    N/A           78.7974%           21.2026%
Collections of Finance Chg. Receivables                  13,819,423.39      10,889,340.35       2,930,083.05
Collections of Principal Receivables                    193,966,505.23     152,840,478.99      41,126,026.24
Defaulted Amount                                          4,524,234.47       3,564,977.18         959,257.30

Ending Invested / Transferor Amounts                    759,898,742.37     600,000,000.00     159,898,742.37


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                      Class A              Class B            Interest                Total
--------------------------------------                      -------              -------            --------                -----

Principal Funding Account                                         0.00               0.00               0.00                  0.00
Investment Proceeds for Monthly Period                            0.00               0.00               0.00                  0.00
Reserve Draw Amount                                               0.00               0.00               0.00                  0.00
Available Reserve Account Amount                                  0.00               0.00               0.00                  0.00
Reserve Account Surplus                                           0.00               0.00               0.00                  0.00

Coupon  November 15, 2005 to December 14, 2005                 4.2900%            4.5700%            4.6200%
Monthly Interest Due                                      1,769,625.00         182,800.00         219,450.00          2,171,875.00
Outstanding Monthly Interest Due                                  0.00               0.00               0.00                  0.00
Additional Interest Due                                           0.00               0.00               0.00                  0.00
Total Interest Due                                        1,769,625.00         182,800.00         219,450.00          2,171,875.00
Investor Default Amount                                   2,941,106.17         285,198.17         338,672.83          3,564,977.18
Investor Monthly Fees Due                                   825,000.00          80,000.00          95,000.00          1,000,000.00
Investor Additional Amounts Due
Total Due                                                 5,535,731.17         547,998.17         653,122.83          6,736,852.18

Reallocated Investor Finance Charge Collections                                                                      10,939,295.53
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           14.4711%
Base Rate                                                                                                                  6.4319%
Excess Spread Percentage                                                                                                   8.4049%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions               Class A            Class B            Interest                Total
--------------------------------------------               -------            -------            --------                -----

Beginning Certificates Balance                          495,000,000.00      48,000,000.00      57,000,000.00        600,000,000.00
Interest Distributions                                    1,769,625.00         182,800.00         219,450.00          2,171,875.00
Principal Deposits - Prin. Funding Account                        0.00               0.00               0.00                  0.00
Principal Distributions                                           0.00               0.00               0.00                  0.00
Total Distributions                                       1,769,625.00         182,800.00         219,450.00          2,171,875.00
Ending Certificates Balance                             495,000,000.00      48,000,000.00      57,000,000.00        600,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.58

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.58

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to

          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.81

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.81

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00


G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $219,450.00

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $219,450.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00


J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                               $9,024,918.81

          a.   Class A Monthly Interest:                                                         $1,769,625.00
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
             (Treated as Available Principal Collections):                                       $2,941,106.17
          e.   Excess Spread:                                                                    $4,314,187.64

     2.   Class B Available Funds:                                                                 $875,143.64

          a.   Class B Monthly Interest:                                                           $182,800.00
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $692,343.64

     3.   Collateral Available Funds:                                                            $1,039,233.08

          a.   Excess Spread:                                                                    $1,039,233.08

     4.   Total Excess Spread:                                                                   $6,045,764.36

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            78.7974%

     2.   Series 2002-5 Allocable Principal
          Collections:                                                                         $193,966,505.23

     3.   Principal Allocation Percentage of
          Series 2002-5 Allocable Principal
          Collections:                                                                         $152,840,478.99

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $152,840,478.99

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-5                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $3,564,977.18

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $156,405,456.17

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $57,000,000.00

     2.   Required Collateral Invested Amount                                                   $57,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $156,405,456.17


M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2002-5

     1.   Excess Spread:                                                                         $6,045,764.36
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $285,198.17
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $219,450.00
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,000,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $338,672.83
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $4,202,443.35

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.4319%
          b.   Prior Monthly Period                                                                    6.3497%
          c.   Second Prior Monthly Period                                                             5.9484%

     2.   Three Month Average Base Rate                                                                6.2433%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 14.4711%
          b.   Prior Monthly Period                                                                   16.2146%
          c.   Second Prior Monthly Period                                                            16.9975%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         15.8944%

XVI. Series 2002-6 Certificates

----------------------------------------------------------------------------------------------------------------------------------
                                                         Series            Total Investor      Transferors
A. Investor/Transferor Allocations                     Allocations            Interest           Interest
----------------------------------                     -----------            --------           --------

Beginning Invested /Transferor Amount                 913,736,234.59      720,000,000.00     193,736,234.59
Beginning Adjusted Invested Amount                               N/A      720,000,000.00                N/A
Floating Allocation Percentage                                   N/A            78.7974%           21.2026%
Principal Allocation Percentage                                  N/A            78.7974%           21.2026%
Collections of Finance Chg. Receivables                16,583,308.07       13,067,208.41       3,516,099.66
Collections of Principal Receivables                  232,759,806.28      183,408,574.79      49,351,231.49
Defaulted Amount                                        5,429,081.37        4,277,972.61       1,151,108.76

Ending Invested / Transferor Amounts                  911,878,490.85      720,000,000.00     191,878,490.85


----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
B. Monthly Period Funding Requirements                  Class A                   Class B      Interest                Total
--------------------------------------                  -------                   -------      --------                -----

Principal Funding Account                                       0.00                0.00               0.00                  0.00
Investment Proceeds for Monthly Period                          0.00                0.00               0.00                  0.00
Reserve Draw Amount                                             0.00                0.00               0.00                  0.00
Available Reserve Account Amount                                0.00                0.00               0.00                  0.00
Reserve Account Surplus                                         0.00                0.00               0.00                  0.00

Coupon  November 15, 2005 to December 14, 2005               4.2600%             4.5700%            4.6200%
Monthly Interest Due                                    2,108,700.00          219,360.00         263,340.00          2,591,400.00
Outstanding Monthly Interest Due                                0.00                0.00               0.00                  0.00
Additional Interest Due                                         0.00                0.00               0.00                  0.00
Total Interest Due                                      2,108,700.00          219,360.00         263,340.00          2,591,400.00
Investor Default Amount                                 3,529,327.40          342,237.81         406,407.40          4,277,972.61
Investor Monthly Fees Due                                 990,000.00           96,000.00         114,000.00          1,200,000.00
Investor Additional Amounts Due
Total Due                                               6,628,027.40          657,597.81         783,747.40          8,069,372.61

Reallocated Investor Finance Charge Collections                                                                     13,112,304.63
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          14.4468%
Base Rate                                                                                                                 6.4068%
Excess Spread Percentage                                                                                                  8.4049%

----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions            Class A               Class B            Interest                Total
--------------------------------------------            -------               -------            --------                -----

Beginning Certificates Balance                        594,000,000.00       57,600,000.00      68,400,000.00        720,000,000.00
Interest Distributions                                  2,108,700.00          219,360.00         263,340.00          2,591,400.00
Principal Deposits - Prin. Funding Account                      0.00                0.00               0.00                  0.00
Principal Distributions                                         0.00                0.00               0.00                  0.00
Total Distributions                                     2,108,700.00          219,360.00         263,340.00          2,591,400.00
Ending Certificates Balance                           594,000,000.00       57,600,000.00      68,400,000.00        720,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.55

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.55

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.81

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.81

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00


G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                 $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $263,340.00

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $263,340.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00


J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $10,817,651.32

          a.   Class A Monthly Interest:                                                         $2,108,700.00
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
             (Treated as Available Principal Collections):                                       $3,529,327.40
          e.   Excess Spread:                                                                    $5,179,623.92

     2.   Class B Available Funds:                                                               $1,048,984.37

          a.   Class B Monthly Interest:                                                           $219,360.00
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $829,624.37

     3.   Collateral Available Funds:                                                            $1,245,668.94

          a.   Excess Spread:                                                                    $1,245,668.94

     4.   Total Excess Spread:                                                                   $7,254,917.23

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            78.7974%

     2.   Series 2002-6 Allocable Principal
          Collections:                                                                         $232,759,806.28

     3.   Principal Allocation Percentage of
          Series 2002-6 Allocable Principal
          Collections:                                                                         $183,408,574.79

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $183,408,574.79

     6.   Shared Principal Collections from other
          Series allocated to Series 2002-6                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $4,277,972.61

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $187,686,547.40

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $68,400,000.00

     2.   Required Collateral Invested Amount                                                   $68,400,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $187,686,547.40


M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2002-6

     1.   Excess Spread:                                                                         $7,254,917.23
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $342,237.81
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $263,340.00
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,200,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $406,407.40
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $5,042,932.02

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.4068%
          b.   Prior Monthly Period                                                                    6.3246%
          c.   Second Prior Monthly Period                                                             5.9233%

     2.   Three Month Average Base Rate                                                                6.2182%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 14.4468%
          b.   Prior Monthly Period                                                                   16.1904%
          c.   Second Prior Monthly Period                                                            16.9716%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         15.8696%

XVII. Series 2003-1 Certificates

---------------------------------------------------------------------------------------------------------------------------------
                                                          Series         Total Investor      Transferors
A. Investor/Transferor Allocations                      Allocations         Interest           Interest
----------------------------------                      -----------         --------           --------

Beginning Invested /Transferor Amount                1,167,551,855.31    920,000,000.00     247,551,855.31
Beginning Adjusted Invested Amount                                N/A    920,000,000.00                N/A
Floating Allocation Percentage                                    N/A          78.7974%           21.2026%
Principal Allocation Percentage                                   N/A          78.7974%           21.2026%
Collections of Finance Chg. Receivables                 21,189,782.54     16,696,988.53       4,492,794.01
Collections of Principal Receivables                   297,415,308.03    234,355,401.12      63,059,906.90
Defaulted Amount                                         6,937,159.53      5,466,298.34       1,470,861.19

Ending Invested / Transferor Amounts                 1,165,178,071.64    920,000,000.00     245,178,071.64


---------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                     Class A            Class B            Interest                Total
--------------------------------------                     -------            -------            --------                -----

Principal Funding Account                                        0.00              0.00               0.00                  0.00
Investment Proceeds for Monthly Period                           0.00              0.00               0.00                  0.00
Reserve Draw Amount                                              0.00              0.00               0.00                  0.00
Available Reserve Account Amount                                 0.00              0.00               0.00                  0.00
Reserve Account Surplus                                          0.00              0.00               0.00                  0.00

Coupon  November 15, 2005 to December 14, 2005                4.2300%           4.5200%            4.6200%
Monthly Interest Due                                     2,675,475.00        277,226.67         336,490.00          3,289,191.67
Outstanding Monthly Interest Due                                 0.00              0.00               0.00                  0.00
Additional Interest Due                                          0.00              0.00               0.00                  0.00
Total Interest Due                                       2,675,475.00        277,226.67         336,490.00          3,289,191.67
Investor Default Amount                                  4,509,696.13        437,303.87         519,298.34          5,466,298.34
Investor Monthly Fees Due                                1,265,000.00        122,666.67         145,666.67          1,533,333.33
Investor Additional Amounts Due
Total Due                                                8,450,171.13        837,197.20       1,001,455.01         10,288,823.34

Reallocated Investor Finance Charge Collections                                                                    16,732,569.81
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         14.4186%
Base Rate                                                                                                                6.3776%
Excess Spread Percentage                                                                                                 8.4049%

---------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions              Class A            Class B            Interest                Total
--------------------------------------------              -------            -------            --------                -----

Beginning Certificates Balance                         759,000,000.00     73,600,000.00      87,400,000.00        920,000,000.00
Interest Distributions                                   2,675,475.00        277,226.67         336,490.00          3,289,191.67
Principal Deposits - Prin. Funding Account                       0.00              0.00               0.00                  0.00
Principal Distributions                                          0.00              0.00               0.00                  0.00
Total Distributions                                      2,675,475.00        277,226.67         336,490.00          3,289,191.67
Ending Certificates Balance                            759,000,000.00     73,600,000.00      87,400,000.00        920,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.53

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.53

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.77

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.77

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00


G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $336,490.00

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $336,490.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00


J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $13,804,370.09

          a.   Class A Monthly Interest:                                                         $2,675,475.00
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
             (Treated as Available Principal Collections):                                       $4,509,696.13
          e.   Excess Spread:                                                                    $6,619,198.97

     2.   Class B Available Funds:                                                               $1,338,605.58

          a.   Class B Monthly Interest:                                                           $277,226.67
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                    $1,061,378.92

     3.   Collateral Available Funds:                                                            $1,589,594.13

          a.   Excess Spread:                                                                    $1,589,594.13

     4.   Total Excess Spread:                                                                   $9,270,172.02

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            78.7974%

     2.   Series 2003-1 Allocable Principal
          Collections:                                                                         $297,415,308.03

     3.   Principal Allocation Percentage of
          Series 2003-1 Allocable Principal
          Collections:                                                                         $234,355,401.12

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $234,355,401.12

     6.   Shared Principal Collections from other
          Series allocated to Series 2003-1                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $5,466,298.34

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $239,821,699.46

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $87,400,000.00

     2.   Required Collateral Invested Amount                                                   $87,400,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $239,821,699.46


M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2003-1

     1.   Excess Spread:                                                                         $9,270,172.02
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $437,303.87
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $336,490.00
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,533,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $519,298.34
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $6,443,746.47

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.3776%
          b.   Prior Monthly Period                                                                    6.2955%
          c.   Second Prior Monthly Period                                                             5.8941%

     2.   Three Month Average Base Rate                                                                6.1891%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 14.4186%
          b.   Prior Monthly Period                                                                   16.1622%
          c.   Second Prior Monthly Period                                                            16.9415%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         15.8408%


XVIII. Series 2003-2 Certificates

----------------------------------------------------------------------------------------------------------------------------------
                                                             Series        Total Investor       Transferors
A. Investor/Transferor Allocations                         Allocations         Interest            Interest
----------------------------------                         -----------         --------            --------

Beginning Invested /Transferor Amount                  1,395,985,913.96   1,100,000,000.00      295,985,913.96
Beginning Adjusted Invested Amount                                  N/A   1,100,000,000.00                 N/A
Floating Allocation Percentage                                      N/A           78.7974%            21.2026%
Principal Allocation Percentage                                     N/A           78.7974%            21.2026%
Collections of Finance Chg. Receivables                   25,335,609.56      19,963,790.63        5,371,818.92
Collections of Principal Receivables                     355,605,259.60     280,207,544.82       75,397,714.77
Defaulted Amount                                           8,294,429.87       6,535,791.49        1,758,638.38

Ending Invested / Transferor Amounts                   1,393,147,694.35   1,100,000,000.00      293,147,694.35


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                       Class A             Class B          Interest             Total
--------------------------------------                       -------             -------          --------             -----

Principal Funding Account                                          0.00               0.00                0.00               0.00
Investment Proceeds for Monthly Period                             0.00               0.00                0.00               0.00
Reserve Draw Amount                                                0.00               0.00                0.00               0.00
Available Reserve Account Amount                                   0.00               0.00                0.00               0.00
Reserve Account Surplus                                            0.00               0.00                0.00               0.00

Coupon  November 15, 2005 to December 14, 2005                  4.2300%            4.4900%             4.6200%
Monthly Interest Due                                       3,198,937.50         329,266.67          402,325.00       3,930,529.17
Outstanding Monthly Interest Due                                   0.00               0.00                0.00               0.00
Additional Interest Due                                            0.00               0.00                0.00               0.00
Total Interest Due                                         3,198,937.50         329,266.67          402,325.00       3,930,529.17
Investor Default Amount                                    5,392,027.98         522,863.32          620,900.19       6,535,791.49
Investor Monthly Fees Due                                  1,512,500.00         146,666.67          174,166.67       1,833,333.33
Investor Additional Amounts Due
Total Due                                                 10,103,465.48         998,796.65        1,197,391.86      12,299,653.99

Reallocated Investor Finance Charge Collections                                                                     20,004,133.47
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          14.4163%
Base Rate                                                                                                                 6.3752%
Excess Spread Percentage                                                                                                  8.4049%

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions                Class A            Class B             Interest             Total
--------------------------------------------                -------            -------             --------             -----

Beginning Certificates Balance                           907,500,000.00      88,000,000.00      104,500,000.00   1,100,000,000.00
Interest Distributions                                     3,198,937.50         329,266.67          402,325.00       3,930,529.17
Principal Deposits - Prin. Funding Account                         0.00               0.00                0.00               0.00
Principal Distributions                                            0.00               0.00                0.00               0.00
Total Distributions                                        3,198,937.50         329,266.67          402,325.00       3,930,529.17
Ending Certificates Balance                              907,500,000.00      88,000,000.00      104,500,000.00   1,100,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.53

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.53

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.74

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.74

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00


G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $402,325.00

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $402,325.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00


J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $16,503,410.11

          a.   Class A Monthly Interest:                                                         $3,198,937.50
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
             (Treated as Available Principal Collections):                                       $5,392,027.98
          e.   Excess Spread:                                                                    $7,912,444.63

     2.   Class B Available Funds:                                                               $1,600,330.68

          a.   Class B Monthly Interest:                                                           $329,266.67
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                    $1,271,064.01

     3.   Collateral Available Funds:                                                            $1,900,392.68

          a.   Excess Spread:                                                                    $1,900,392.68

     4.   Total Excess Spread:                                                                  $11,083,901.32

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            78.7974%

     2.   Series 2003-2 Allocable Principal
          Collections:                                                                         $355,605,259.60

     3.   Principal Allocation Percentage of
          Series 2003-2 Allocable Principal
          Collections:                                                                         $280,207,544.82

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $280,207,544.82

     6.   Shared Principal Collections from other
          Series allocated to Series 2003-2                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $6,535,791.49

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $286,743,336.31

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                           $104,500,000.00

     2.   Required Collateral Invested Amount                                                  $104,500,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $286,743,336.31


M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2003-2

     1.   Excess Spread:                                                                        $11,083,901.32
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $522,863.32
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $402,325.00
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $620,900.19
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $7,704,479.48

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.3752%
          b.   Prior Monthly Period                                                                    6.2930%
          c.   Second Prior Monthly Period                                                             5.8917%

     2.   Three Month Average Base Rate                                                                6.1866%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 14.4163%
          b.   Prior Monthly Period                                                                   16.1598%
          c.   Second Prior Monthly Period                                                            16.9390%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         15.8383%

XIX. Series 2003-3 Certificates

----------------------------------------------------------------------------------------------------------------------------------
                                                        Series           Total Investor       Transferors
A. Investor/Transferor Allocations                    Allocations           Interest            Interest
----------------------------------                    -----------           --------            --------

Beginning Invested /Transferor Amount                951,808,577.70      750,000,000.00      201,808,577.70
Beginning Adjusted Invested Amount                              N/A      750,000,000.00                 N/A
Floating Allocation Percentage                                  N/A            78.7974%            21.2026%
Principal Allocation Percentage                                 N/A            78.7974%            21.2026%
Collections of Finance Chg. Receivables               17,274,279.24       13,611,675.43        3,662,603.81
Collections of Principal Receivables                 242,458,131.54      191,050,598.74       51,407,532.80
Defaulted Amount                                       5,655,293.09        4,456,221.47        1,199,071.62

Ending Invested / Transferor Amounts                 949,873,427.96      750,000,000.00      199,873,427.96


----------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
B. Monthly Period Funding Requirements                  Class A               Class B          Interest                Total
--------------------------------------                  -------               -------          --------                -----

Principal Funding Account                                      0.00                0.00                0.00                  0.00
Investment Proceeds for Monthly Period                         0.00                0.00                0.00                  0.00
Reserve Draw Amount                                            0.00                0.00                0.00                  0.00
Available Reserve Account Amount                               0.00                0.00                0.00                  0.00
Reserve Account Surplus                                        0.00                0.00                0.00                  0.00

Coupon  November 15, 2005 to December 14, 2005              4.2300%             4.4700%             4.6200%
Monthly Interest Due                                   2,181,093.75          223,500.00          274,312.50          2,678,906.25
Outstanding Monthly Interest Due                               0.00                0.00                0.00                  0.00
Additional Interest Due                                        0.00                0.00                0.00                  0.00
Total Interest Due                                     2,181,093.75          223,500.00          274,312.50          2,678,906.25
Investor Default Amount                                3,676,382.71          356,497.72          423,341.04          4,456,221.47
Investor Monthly Fees Due                              1,031,250.00          100,000.00          118,750.00          1,250,000.00
Investor Additional Amounts Due
Total Due                                              6,888,726.46          679,997.72          816,403.54          8,385,127.72

Reallocated Investor Finance Charge Collections                                                                     13,638,181.91
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          14.4147%
Base Rate                                                                                                                 6.3736%
Excess Spread Percentage                                                                                                  8.4049%

----------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions             Class A            Class B             Interest                Total
--------------------------------------------             -------            -------             --------                -----

Beginning Certificates Balance                       618,750,000.00       60,000,000.00       71,250,000.00        750,000,000.00
Interest Distributions                                 2,181,093.75          223,500.00          274,312.50          2,678,906.25
Principal Deposits - Prin. Funding Account                     0.00                0.00                0.00                  0.00
Principal Distributions                                        0.00                0.00                0.00                  0.00
Total Distributions                                    2,181,093.75          223,500.00          274,312.50          2,678,906.25
Ending Certificates Balance                          618,750,000.00       60,000,000.00       71,250,000.00        750,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.52

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.52

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.72

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.72

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00


G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $274,312.50

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $274,312.50

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00


J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $11,251,500.08

          a.   Class A Monthly Interest:                                                         $2,181,093.75
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
             (Treated as Available Principal Collections):                                       $3,676,382.71
          e.   Excess Spread:                                                                    $5,394,023.61

     2.   Class B Available Funds:                                                               $1,091,054.55

          a.   Class B Monthly Interest:                                                           $223,500.00
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $867,554.55

     3.   Collateral Available Funds:                                                            $1,295,627.28

          a.   Excess Spread:                                                                    $1,295,627.28

     4.   Total Excess Spread:                                                                   $7,557,205.45

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            78.7974%

     2.   Series 2003-3 Allocable Principal
          Collections:                                                                         $242,458,131.54

     3.   Principal Allocation Percentage of
          Series 2003-3 Allocable Principal
          Collections:                                                                         $191,050,598.74

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $191,050,598.74

     6.   Shared Principal Collections from other
          Series allocated to Series 2003-3                                                                N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $4,456,221.47

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $195,506,820.21

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $71,250,000.00

     2.   Required Collateral Invested Amount                                                   $71,250,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $195,506,820.21


M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2003-3

     1.   Excess Spread:                                                                         $7,557,205.45
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $356,497.72
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $274,312.50
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,250,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $423,341.04
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $5,253,054.19

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.3736%
          b.   Prior Monthly Period                                                                    6.2914%
          c.   Second Prior Monthly Period                                                             5.8901%

     2.   Three Month Average Base Rate                                                                6.1850%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 14.4147%
          b.   Prior Monthly Period                                                                   16.1583%
          c.   Second Prior Monthly Period                                                            16.9373%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         15.8367%

XX. Series 2003-4 Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series          Total Investor        Transferors
A. Investor/Transferor Allocations                    Allocations           Interest             Interest
----------------------------------                    -----------           --------             --------

Beginning Invested /Transferor Amount                862,973,110.45      680,000,000.00       182,973,110.45
Beginning Adjusted Invested Amount                              N/A      680,000,000.00                  N/A
Floating Allocation Percentage                                  N/A            78.7974%             21.2026%
Principal Allocation Percentage                                 N/A            78.7974%             21.2026%
Collections of Finance Chg. Receivables               15,662,013.18       12,341,252.39         3,320,760.79
Collections of Principal Receivables                 219,828,705.93      173,219,209.53        46,609,496.41
Defaulted Amount                                       5,127,465.74        4,040,307.47         1,087,158.27

Ending Invested / Transferor Amounts                 861,218,574.69      680,000,000.00       181,218,574.69


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                   Class A               Class B              Interest                Total
--------------------------------------                   -------               -------              --------                -----

Principal Funding Account                                      0.00                0.00                 0.00                  0.00
Investment Proceeds for Monthly Period                         0.00                0.00                 0.00                  0.00
Reserve Draw Amount                                            0.00                0.00                 0.00                  0.00
Available Reserve Account Amount                               0.00                0.00                 0.00                  0.00
Reserve Account Surplus                                        0.00                0.00                 0.00                  0.00

Coupon  November 15, 2005 to December 14, 2005              1.6900%             1.9000%              5.0200%
Monthly Interest Due                                     828,381.67           64,600.00           213,350.00          1,106,331.67
Outstanding Monthly Interest Due                               0.00                0.00                 0.00                  0.00
Additional Interest Due                                        0.00                0.00                 0.00                  0.00
Total Interest Due                                       828,381.67           64,600.00           213,350.00          1,106,331.67
Investor Default Amount                                3,494,865.96          242,418.45           303,023.06          4,040,307.47
Investor Monthly Fees Due                                980,333.33           68,000.00            85,000.00          1,133,333.33
Investor Additional Amounts Due
Total Due                                              5,303,580.96          375,018.45           601,373.06          6,279,972.47

Reallocated Investor Finance Charge Collections                                                                      11,472,910.72
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           12.8696%
Base Rate                                                                                                                  4.0072%
Excess Spread Percentage                                                                                                   9.1640%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
C. Certificates - Balances and Distributions            Class A              Class B              Interest                Total
--------------------------------------------            -------              -------              --------                -----

Beginning Certificates Balance                       588,200,000.00       40,800,000.00        51,000,000.00        680,000,000.00
Interest Distributions                                   828,381.67           64,600.00           213,350.00          1,106,331.67
Principal Deposits - Prin. Funding Account                     0.00                0.00                 0.00                  0.00
Principal Distributions                                        0.00                0.00                 0.00                  0.00
Total Distributions                                      828,381.67           64,600.00           213,350.00          1,106,331.67
Ending Certificates Balance                          588,200,000.00       40,800,000.00        51,000,000.00        680,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $1.41

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $1.41

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $1.58

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $1.58

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00


G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                         $213,350.00

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $213,350.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00


J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                               $9,924,067.78

          a.   Class A Monthly Interest:                                                           $828,381.67
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
             (Treated as Available Principal Collections):                                       $3,494,865.96
          e.   Excess Spread:                                                                    $5,600,820.15

     2.   Class B Available Funds:                                                                 $688,374.64

          a.   Class B Monthly Interest:                                                            $64,600.00
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $623,774.64

     3.   Collateral Available Funds:                                                              $860,468.30

          a.   Excess Spread:                                                                      $860,468.30

     4.   Total Excess Spread:                                                                   $7,085,063.10

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            78.7974%

     2.   Series 2003-4 Allocable Principal
          Collections:                                                                         $219,828,705.93

     3.   Principal Allocation Percentage of
          Series 2003-4 Allocable Principal
          Collections:                                                                         $173,219,209.53

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $173,219,209.53

     6.   Shared Principal Collections from other
          Series allocated to Series 2003-4:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $4,040,307.47

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $177,259,516.99

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $51,000,000.00

     2.   Required Collateral Invested Amount                                                   $51,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $177,259,516.99


M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2003-4

     1.   Excess Spread:                                                                         $7,085,063.10
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00
     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $242,418.45
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $213,350.00
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,133,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $303,023.06
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     13.  Applied to other amounts owed to
          Collateral Interest Holder:                                                                    $0.00
     l4.  Balance:                                                                               $5,192,938.26

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  4.0072%
          b.   Prior Monthly Period                                                                    4.1209%
          c.   Second Prior Monthly Period                                                             3.7539%

     2.   Three Month Average Base Rate                                                                3.9607%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 12.8695%
          b.   Prior Monthly Period                                                                   14.5887%
          c.   Second Prior Monthly Period                                                            15.4177%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         14.2920%

XXI. Series 2004-1 Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series          Total Investor       Transferors
A. Investor/Transferor Allocations                      Allocations           Interest            Interest
----------------------------------                      -----------           --------            --------

Beginning Invested /Transferor Amount                 1,015,262,482.88    800,000,000.00      215,262,482.88
Beginning Adjusted Invested Amount                                 N/A    800,000,000.00                 N/A
Floating Allocation Percentage                                     N/A          78.7974%            21.2026%
Principal Allocation Percentage                                    N/A          78.7974%            21.2026%
Collections of Finance Chg. Receivables                  18,425,897.86     14,519,120.46        3,906,777.40
Collections of Principal Receivables                    258,622,006.98    203,787,305.33       54,834,701.65
Defaulted Amount                                          6,032,312.63      4,753,302.90        1,279,009.73

Ending Invested / Transferor Amounts                  1,013,198,323.16    800,000,000.00      213,198,323.16


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                       Class A            Class B             Interest                Total
--------------------------------------                       -------            -------             --------                -----

Principal Funding Account                                         0.00              0.00                0.00                  0.00
Investment Proceeds for Monthly Period                            0.00              0.00                0.00                  0.00
Reserve Draw Amount                                               0.00              0.00                0.00                  0.00
Available Reserve Account Amount                                  0.00              0.00                0.00                  0.00
Reserve Account Surplus                                           0.00              0.00                0.00                  0.00

Coupon  November 15, 2005 to December 14, 2005                 4.2000%           4.3700%             4.6700%
Monthly Interest Due                                      2,338,000.00        218,500.00          280,200.00          2,836,700.00
Outstanding Monthly Interest Due                                  0.00              0.00                0.00                  0.00
Additional Interest Due                                           0.00              0.00                0.00                  0.00
Total Interest Due                                        2,338,000.00        218,500.00          280,200.00          2,836,700.00
Investor Default Amount                                   3,969,007.92        356,497.72          427,797.26          4,753,302.90
Investor Monthly Fees Due                                 1,113,333.33        100,000.00          120,000.00          1,333,333.33
Investor Additional Amounts Due
Total Due                                                 7,420,341.26        674,997.72          827,997.26          8,923,336.23

Reallocated Investor Finance Charge Collections                                                                      14,526,594.04
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           14.3841%
Base Rate                                                                                                                  6.3419%
Excess Spread Percentage                                                                                                   8.4049%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions                 Class A          Class B             Interest                Total
--------------------------------------------                 -------          -------             --------                -----

Beginning Certificates Balance                          668,000,000.00     60,000,000.00       72,000,000.00        800,000,000.00
Interest Distributions                                    2,338,000.00        218,500.00          280,200.00          2,836,700.00
Principal Deposits - Prin. Funding Account                        0.00              0.00                0.00                  0.00
Principal Distributions                                           0.00              0.00                0.00                  0.00
Total Distributions                                       2,338,000.00        218,500.00          280,200.00          2,836,700.00
Ending Certificates Balance                             668,000,000.00     60,000,000.00       72,000,000.00        800,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.50

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.50

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.64

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.64

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00


G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00


     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                       $5,883,457.80

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $280,200.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                          $5,603,257.80

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00



J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $12,129,706.02

          a.   Class A Monthly Interest:                                                         $2,338,000.00
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
             (Treated as Available Principal Collections):                                       $3,969,007.92
          e.   Excess Spread:                                                                    $5,822,698.10

     2.   Class B Available Funds:                                                               $1,089,494.55

          a.   Class B Monthly Interest:                                                           $218,500.00
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $870,994.55

     3.   Collateral Available Funds:                                                            $1,307,393.46

          a.   Excess Spread:                                                                    $1,307,393.46

     4.   Total Excess Spread:                                                                   $8,001,086.12

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            78.7974%

     2.   Series 2004-1 Allocable Principal
          Collections:                                                                         $258,622,006.98

     3.   Principal Allocation Percentage of
          Series 2004-1 Allocable Principal
          Collections:                                                                         $203,787,305.33

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $203,787,305.33

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-1:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $4,753,302.90

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $208,540,608.23

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $72,000,000.00

     2.   Required Collateral Invested Amount                                                   $72,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $208,540,608.23


M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2004-1

     1.   Excess Spread:                                                                         $8,001,086.12
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00

     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $356,497.72
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $280,200.00
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,333,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $427,797.26
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                       $5,603,257.80

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.3419%
          b.   Prior Monthly Period                                                                    6.2598%
          c.   Second Prior Monthly Period                                                             5.8584%

     2.   Three Month Average Base Rate                                                                6.1534%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 14.3841%
          b.   Prior Monthly Period                                                                   16.1277%
          c.   Second Prior Monthly Period                                                            16.9046%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         15.8055%

XXII. Series 2004-2 Certificates

----------------------------------------------------------------------------------------------------------------------------------
                                                          Series         Total Investor        Transferors
A. Investor/Transferor Allocations                      Allocations          Interest           Interest
----------------------------------                      -----------          --------           --------

Beginning Invested /Transferor Amount                 507,631,241.44      400,000,000.00     107,631,241.44
Beginning Adjusted Invested Amount                               N/A      400,000,000.00                N/A
Floating Allocation Percentage                                   N/A            78.7974%           21.2026%
Principal Allocation Percentage                                  N/A            78.7974%           21.2026%
Collections of Finance Chg. Receivables                 9,212,948.93        7,259,560.23       1,953,388.70
Collections of Principal Receivables                  129,311,003.49      101,893,652.66      27,417,350.83
Defaulted Amount                                        3,016,156.32        2,376,651.45         639,504.87

Ending Invested / Transferor Amounts                  506,599,161.58      400,000,000.00     106,599,161.58


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                    Class A              Class B            Interest                Total
--------------------------------------                    -------              -------            --------                -----

Principal Funding Account                                       0.00                0.00               0.00                  0.00
Investment Proceeds for Monthly Period                          0.00                0.00               0.00                  0.00
Reserve Draw Amount                                             0.00                0.00               0.00                  0.00
Available Reserve Account Amount                                0.00                0.00               0.00                  0.00
Reserve Account Surplus                                         0.00                0.00               0.00                  0.00

Coupon  November 15, 2005 to December 14, 2005               4.2900%             4.4900%            4.7900%
Monthly Interest Due                                    1,194,050.00          112,250.00         143,700.00          1,450,000.00
Outstanding Monthly Interest Due                                0.00                0.00               0.00                  0.00
Additional Interest Due                                         0.00                0.00               0.00                  0.00
Total Interest Due                                      1,194,050.00          112,250.00         143,700.00          1,450,000.00
Investor Default Amount                                 1,984,503.96          178,248.86         213,898.63          2,376,651.45
Investor Monthly Fees Due                                 556,666.67           50,000.00          60,000.00            666,666.67
Investor Additional Amounts Due
Total Due                                               3,735,220.63          340,498.86         417,598.63          4,493,318.12

Reallocated Investor Finance Charge Collections                                                                      7,294,947.02
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          14.4772%
Base Rate                                                                                                                 6.4382%
Excess Spread Percentage                                                                                                  8.4049%

----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions              Class A             Class B            Interest                Total
--------------------------------------------              -------             -------            --------                -----

Beginning Certificates Balance                        334,000,000.00       30,000,000.00      36,000,000.00        400,000,000.00
Interest Distributions                                  1,194,050.00          112,250.00         143,700.00          1,450,000.00
Principal Deposits - Prin. Funding Account                      0.00                0.00               0.00                  0.00
Principal Distributions                                         0.00                0.00               0.00                  0.00
Total Distributions                                     1,194,050.00          112,250.00         143,700.00          1,450,000.00
Ending Certificates Balance                           334,000,000.00       30,000,000.00      36,000,000.00        400,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.58

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.58

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.74

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.74

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00


G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                       $2,945,328.90

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $143,700.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                          $2,801,628.90

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00


J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                               $6,091,280.76

          a.   Class A Monthly Interest:                                                         $1,194,050.00
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
             (Treated as Available Principal Collections):                                       $1,984,503.96
          e.   Excess Spread:                                                                    $2,912,726.80

     2.   Class B Available Funds:                                                                 $547,121.03

          a.   Class B Monthly Interest:                                                           $112,250.00
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $434,871.03

     3.   Collateral Available Funds:                                                              $656,545.23

          a.   Excess Spread:                                                                      $656,545.23

     4.   Total Excess Spread:                                                                   $4,004,143.06

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            78.7974%

     2.   Series 2004-2 Allocable Principal
          Collections:                                                                         $129,311,003.49

     3.   Principal Allocation Percentage of
          Series 2004-2 Allocable Principal
          Collections:                                                                         $101,893,652.66

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $101,893,652.66

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-2:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $2,376,651.45

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $104,270,304.11

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $36,000,000.00

     2.   Required Collateral Invested Amount                                                   $36,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $104,270,304.11


M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2004-2

     1.   Excess Spread:                                                                         $4,004,143.06
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00

     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $178,248.86
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $143,700.00
     9.   Applied to unpaid Monthly Servicing Fee:                                                 $666,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $213,898.63
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                       $2,801,628.90

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.4382%
          b.   Prior Monthly Period                                                                    6.3560%
          c.   Second Prior Monthly Period                                                             5.9547%

     2.   Three Month Average Base Rate                                                                6.2496%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 14.4772%
          b.   Prior Monthly Period                                                                   16.2207%
          c.   Second Prior Monthly Period                                                            17.0040%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         15.9007%

XXIII. Series 2004-3 Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                                        Series            Total Investor       Transferors
A. Investor/Transferor Allocations                    Allocations            Interest            Interest
----------------------------------                    -----------            --------            --------

Beginning Invested /Transferor Amount                 761,446,862.16      600,000,000.00      161,446,862.16
Beginning Adjusted Invested Amount                               N/A      600,000,000.00                 N/A
Floating Allocation Percentage                                   N/A            78.7974%            21.2026%
Principal Allocation Percentage                                  N/A            78.7974%            21.2026%
Collections of Finance Chg. Receivables                13,819,423.39       10,889,340.35        2,930,083.05
Collections of Principal Receivables                  193,966,505.23      152,840,478.99       41,126,026.24
Defaulted Amount                                        4,524,234.47        3,564,977.18          959,257.30

Ending Invested / Transferor Amounts                  759,898,742.37      600,000,000.00      159,898,742.37


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                   Class A                   Class B         Interest                Total
--------------------------------------                   -------                   -------         --------                -----

Principal Funding Account                                       0.00                0.00                0.00                  0.00
Investment Proceeds for Monthly Period                          0.00                0.00                0.00                  0.00
Reserve Draw Amount                                             0.00                0.00                0.00                  0.00
Available Reserve Account Amount                                0.00                0.00                0.00                  0.00
Reserve Account Surplus                                         0.00                0.00                0.00                  0.00

Coupon  November 15, 2005 to December 14, 2005               4.3500%             4.5500%             4.5900%
Monthly Interest Due                                    1,892,250.00          113,750.00          183,600.00          2,189,600.00
Outstanding Monthly Interest Due                                0.00                0.00                0.00                  0.00
Additional Interest Due                                         0.00                0.00                0.00                  0.00
Total Interest Due                                      1,892,250.00          113,750.00          183,600.00          2,189,600.00
Investor Default Amount                                 3,101,530.14          178,248.86          285,198.17          3,564,977.18
Investor Monthly Fees Due                                 870,000.00           50,000.00           80,000.00          1,000,000.00
Investor Additional Amounts Due
Total Due                                               5,863,780.14          341,998.86          548,798.17          6,754,577.18

Reallocated Investor Finance Charge Collections                                                                      11,336,581.52
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           15.2507%
Base Rate                                                                                                                  6.4678%
Excess Spread Percentage                                                                                                   9.1640%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
C. Certificates - Balances and Distributions           Class A                Class B             Interest                Total
--------------------------------------------           -------                -------             --------                -----

Beginning Certificates Balance                        522,000,000.00       30,000,000.00       48,000,000.00        600,000,000.00
Interest Distributions                                  1,892,250.00          113,750.00          183,600.00          2,189,600.00
Principal Deposits - Prin. Funding Account                      0.00                0.00                0.00                  0.00
Principal Distributions                                         0.00                0.00                0.00                  0.00
Total Distributions                                     1,892,250.00          113,750.00          183,600.00          2,189,600.00
Ending Certificates Balance                           522,000,000.00       30,000,000.00       48,000,000.00        600,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.62

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.62

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.79

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.79

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00


G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                       $4,765,604.35

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $183,600.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                          $4,582,004.35

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00


J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                               $9,862,825.92

          a.   Class A Monthly Interest:                                                         $1,892,250.00
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
             (Treated as Available Principal Collections):                                       $3,101,530.14
          e.   Excess Spread:                                                                    $4,869,045.78

     2.   Class B Available Funds:                                                                 $566,829.08

          a.   Class B Monthly Interest:                                                           $113,750.00
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $453,079.08

     3.   Collateral Available Funds:                                                              $906,926.52

          a.   Excess Spread:                                                                      $906,926.52

     4.   Total Excess Spread:                                                                   $6,229,051.38

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            78.7974%

     2.   Series 2004-3 Allocable Principal
          Collections:                                                                         $193,966,505.23

     3.   Principal Allocation Percentage of
          Series 2004-3 Allocable Principal
          Collections:                                                                         $152,840,478.99

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $152,840,478.99

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-3:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $3,564,977.18

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $156,405,456.17

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $48,000,000.00

     2.   Required Collateral Invested Amount                                                   $48,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $156,405,456.17


M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2004-3

     1.   Excess Spread:                                                                         $6,229,051.38
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00

     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $178,248.86
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $183,600.00
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,000,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $285,198.17
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                       $4,582,004.35

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.4678%
          b.   Prior Monthly Period                                                                    6.6658%
          c.   Second Prior Monthly Period                                                             6.0583%

     2.   Three Month Average Base Rate                                                                6.3973%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 15.2507%
          b.   Prior Monthly Period                                                                   17.0489%
          c.   Second Prior Monthly Period                                                            17.7964%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         16.6987%

XXIV. Series 2004-4 Certificates

------------------------------------------------------------------------------------------------------------------------------------
                                                         Series            Total Investor        Transferors
A. Investor/Transferor Allocations                     Allocations            Interest            Interest
----------------------------------                     -----------            --------            --------

Beginning Invested /Transferor Amount                1,395,985,913.96    1,100,000,000.00      295,985,913.96
Beginning Adjusted Invested Amount                                N/A    1,100,000,000.00                 N/A
Floating Allocation Percentage                                    N/A            78.7974%            21.2026%
Principal Allocation Percentage                                   N/A            78.7974%            21.2026%
Collections of Finance Chg. Receivables                 25,335,609.56       19,963,790.63        5,371,818.92
Collections of Principal Receivables                   355,605,259.60      280,207,544.82       75,397,714.77
Defaulted Amount                                         8,294,429.87        6,535,791.49        1,758,638.38

Ending Invested / Transferor Amounts                 1,393,147,694.35    1,100,000,000.00      293,147,694.35


------------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                     Class A              Class B             Interest                Total
--------------------------------------                     -------              -------             --------                -----

Principal Funding Account                                        0.00                0.00                0.00                  0.00
Investment Proceeds for Monthly Period                           0.00                0.00                0.00                  0.00
Reserve Draw Amount                                              0.00                0.00                0.00                  0.00
Available Reserve Account Amount                                 0.00                0.00                0.00                  0.00
Reserve Account Surplus                                          0.00                0.00                0.00                  0.00

Coupon  November 15, 2005 to December 14, 2005                4.2100%             4.4000%             4.5900%
Monthly Interest Due                                     3,222,404.17          302,500.00          378,675.00          3,903,579.17
Outstanding Monthly Interest Due                                 0.00                0.00                0.00                  0.00
Additional Interest Due                                          0.00                0.00                0.00                  0.00
Total Interest Due                                       3,222,404.17          302,500.00          378,675.00          3,903,579.17
Investor Default Amount                                  5,457,385.89          490,184.36          588,221.23          6,535,791.49
Investor Monthly Fees Due                                1,530,833.33          137,500.00          165,000.00          1,833,333.33
Investor Additional Amounts Due
Total Due                                               10,210,623.39          930,184.36        1,131,896.23         12,272,703.99

Reallocated Investor Finance Charge Collections                                                                       19,977,183.47
Interest and Principal Funding Investment Proceeds                                                                             0.00
Interest on Reserve Account                                                                                                    0.00
Series Adjusted Portfolio Yield                                                                                            14.3874%
Base Rate                                                                                                                   6.3454%
Excess Spread Percentage                                                                                                    8.4049%

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions              Class A             Class B             Interest                Total
--------------------------------------------              -------             -------             --------                -----

Beginning Certificates Balance                         918,500,000.00       82,500,000.00       99,000,000.00      1,100,000,000.00
Interest Distributions                                   3,222,404.17          302,500.00          378,675.00          3,903,579.17
Principal Deposits - Prin. Funding Account                       0.00                0.00                0.00                  0.00
Principal Distributions                                          0.00                0.00                0.00                  0.00
Total Distributions                                      3,222,404.17          302,500.00          378,675.00          3,903,579.17
Ending Certificates Balance                            918,500,000.00       82,500,000.00       99,000,000.00      1,100,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.51

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.51

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.67

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.67

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00


G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
           c), (d), and (e) of the definition
           of Class B Invested Amount:                                                                   $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                       $8,083,154.48

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $378,675.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                          $7,704,479.48

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00


J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $16,680,948.20

          a.   Class A Monthly Interest:                                                         $3,222,404.17
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
             (Treated as Available Principal Collections):                                       $5,457,385.89
          e.   Excess Spread:                                                                    $8,001,158.14

     2.   Class B Available Funds:                                                               $1,498,288.76

          a.   Class B Monthly Interest:                                                           $302,500.00
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                    $1,195,788.76

     3.   Collateral Available Funds:                                                            $1,797,946.51

          a.   Excess Spread:                                                                    $1,797,946.51

     4.   Total Excess Spread:                                                                  $10,994,893.41

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            78.7974%

     2.   Series 2004-4 Allocable Principal
          Collections:                                                                         $355,605,259.60

     3.   Principal Allocation Percentage of
          Series 2004-4 Allocable Principal
          Collections:                                                                         $280,207,544.82

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $280,207,544.82

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-4:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $6,535,791.49

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $286,743,336.31

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $99,000,000.00

     2.   Required Collateral Invested Amount                                                   $99,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $286,743,336.31


M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2004-4

     1.   Excess Spread:                                                                        $10,994,893.41
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00

     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $490,184.36
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $378,675.00
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $588,221.23
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                       $7,704,479.48

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.3454%
          b.   Prior Monthly Period                                                                    6.2632%
          c.   Second Prior Monthly Period                                                             5.8619%

     2.   Three Month Average Base Rate                                                                6.1568%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 14.3874%
          b.   Prior Monthly Period                                                                   16.1310%
          c.   Second Prior Monthly Period                                                            16.9082%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         15.8089%

XXV. Series 2004-5 Certificates

---------------------------------------------------------------------------------------------------------------------------------
                                                        Series           Total Investor        Transferors
A. Investor/Transferor Allocations                    Allocations            Interest            Interest
----------------------------------                    -----------            --------            --------

Beginning Invested /Transferor Amount               1,269,078,103.60      1,000,000,000.00    269,078,103.60
Beginning Adjusted Invested Amount                               N/A      1,000,000,000.00               N/A
Floating Allocation Percentage                                   N/A              78.7974%          21.2026%
Principal Allocation Percentage                                  N/A              78.7974%          21.2026%
Collections of Finance Chg. Receivables                23,032,372.32         18,148,900.58      4,883,471.75
Collections of Principal Receivables                  323,277,508.72        254,734,131.66     68,543,377.07
Defaulted Amount                                        7,540,390.79          5,941,628.63      1,598,762.16

Ending Invested / Transferor Amounts                1,266,497,903.95      1,000,000,000.00    266,497,903.95


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                   Class A                   Class B         Interest            Total
--------------------------------------                   -------                   -------         --------            -----

Principal Funding Account                                       0.00                  0.00              0.00                0.00
Investment Proceeds for Monthly Period                          0.00                  0.00              0.00                0.00
Reserve Draw Amount                                             0.00                  0.00              0.00                0.00
Available Reserve Account Amount                                0.00                  0.00              0.00                0.00
Reserve Account Surplus                                         0.00                  0.00              0.00                0.00

Coupon  November 15, 2005 to December 14, 2005               4.2100%               4.3700%           4.5800%
Monthly Interest Due                                    2,929,458.33            273,125.00        343,500.00        3,546,083.33
Outstanding Monthly Interest Due                                0.00                  0.00              0.00                0.00
Additional Interest Due                                         0.00                  0.00              0.00                0.00
Total Interest Due                                      2,929,458.33            273,125.00        343,500.00        3,546,083.33
Investor Default Amount                                 4,961,259.90            445,622.15        534,746.58        5,941,628.63
Investor Monthly Fees Due                               1,391,666.67            125,000.00        150,000.00        1,666,666.67
Investor Additional Amounts Due
Total Due                                               9,282,384.90            843,747.15      1,028,246.58       11,154,378.63

Reallocated Investor Finance Charge Collections                                                                    18,158,450.88
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         14.3843%
Base Rate                                                                                                                6.3422%
Excess Spread Percentage                                                                                                 8.4049%

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions             Class A                Class B            Interest            Total
--------------------------------------------             -------                -------            --------            -----

Beginning Certificates Balance                        835,000,000.00         75,000,000.00     90,000,000.00    1,000,000,000.00
Interest Distributions                                  2,929,458.33            273,125.00        343,500.00        3,546,083.33
Principal Deposits - Prin. Funding Account                      0.00                  0.00              0.00                0.00
Principal Distributions                                         0.00                  0.00              0.00                0.00
Total Distributions                                     2,929,458.33            273,125.00        343,500.00        3,546,083.33
Ending Certificates Balance                           835,000,000.00         75,000,000.00     90,000,000.00    1,000,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.51

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.51

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.64

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.64

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00



G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                       $7,347,572.26

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $343,500.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                          $7,004,072.26

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00


J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $15,162,306.49

          a.   Class A Monthly Interest:                                                         $2,929,458.33
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
             (Treated as Available Principal Collections):                                       $4,961,259.90
          e.   Excess Spread:                                                                    $7,271,588.25

     2.   Class B Available Funds:                                                               $1,361,883.82

          a.   Class B Monthly Interest:                                                           $273,125.00
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                    $1,088,758.82

     3.   Collateral Available Funds:                                                            $1,634,260.58

          a.   Excess Spread:                                                                    $1,634,260.58

     4.   Total Excess Spread:                                                                   $9,994,607.65

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            78.7974%

     2.   Series 2004-5 Allocable Principal
          Collections:                                                                         $323,277,508.72

     3.   Principal Allocation Percentage of
          Series 2004-5 Allocable Principal
          Collections:                                                                         $254,734,131.66

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $254,734,131.66

     6.   Shared Principal Collections from other
          Series allocated to Series 2004-5:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $5,941,628.63

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $260,675,760.28

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $90,000,000.00

     2.   Required Collateral Invested Amount                                                   $90,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $260,675,760.28


M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2004-5

     1.   Excess Spread:                                                                         $9,994,607.65
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00

     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $445,622.15
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $343,500.00
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,666,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $534,746.58
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                       $7,004,072.26

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.3422%
          b.   Prior Monthly Period                                                                    6.2600%
          c.   Second Prior Monthly Period                                                             5.8587%

     2.   Three Month Average Base Rate                                                                6.1536%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 14.3843%
          b.   Prior Monthly Period                                                                   16.1279%
          c.   Second Prior Monthly Period                                                            16.9049%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         15.8057%

XXVI. Series 2005-1 Certificates

--------------------------------------------------------------------------------------------------------------------------------
                                                            Series       Total Investor         Transferors
A. Investor/Transferor Allocations                       Allocations        Interest             Interest
----------------------------------                       -----------        --------             --------

Beginning Invested /Transferor Amount                  761,446,862.16      600,000,000.00     161,446,862.16
Beginning Adjusted Invested Amount                                N/A      600,000,000.00                N/A
Floating Allocation Percentage                                    N/A            78.7974%           21.2026%
Principal Allocation Percentage                                   N/A            78.7974%           21.2026%
Collections of Finance Chg. Receivables                 13,819,423.39       10,889,340.35       2,930,083.05
Collections of Principal Receivables                   193,966,505.23      152,840,478.99      41,126,026.24
Defaulted Amount                                         4,524,234.47        3,564,977.18         959,257.30

Ending Invested / Transferor Amounts                   759,898,742.37      600,000,000.00     159,898,742.37


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
B. Monthly Period Funding Requirements                     Class A                 Class B          Interest           Total
--------------------------------------                     -------                 -------          --------           -----

Principal Funding Account                                        0.00                0.00               0.00               0.00
Investment Proceeds for Monthly Period                           0.00                0.00               0.00               0.00
Reserve Draw Amount                                              0.00                0.00               0.00               0.00
Available Reserve Account Amount                                 0.00                0.00               0.00               0.00
Reserve Account Surplus                                          0.00                0.00               0.00               0.00

Coupon  November 15, 2005 to December 14, 2005                4.1500%             4.2400%            4.4500%
Monthly Interest Due                                     1,732,625.00          159,000.00         200,250.00       2,091,875.00
Outstanding Monthly Interest Due                                 0.00                0.00               0.00               0.00
Additional Interest Due                                          0.00                0.00               0.00               0.00
Total Interest Due                                       1,732,625.00          159,000.00         200,250.00       2,091,875.00
Investor Default Amount                                  2,976,755.94          267,373.29         320,847.95       3,564,977.18
Investor Monthly Fees Due                                  835,000.00           75,000.00          90,000.00       1,000,000.00
Investor Additional Amounts Due
Total Due                                                5,544,380.94          501,373.29         611,097.95       6,656,852.18

Reallocated Investor Finance Charge Collections                                                                   10,859,295.53
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        14.3141%
Base Rate                                                                                                               6.2696%
Excess Spread Percentage                                                                                                8.4049%

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
C. Certificates - Balances and Distributions               Class A           Class B             Interest           Total
--------------------------------------------               -------           -------             --------           -----

Beginning Certificates Balance                         501,000,000.00       45,000,000.00      54,000,000.00     600,000,000.00
Interest Distributions                                   1,732,625.00          159,000.00         200,250.00       2,091,875.00
Principal Deposits - Prin. Funding Account                       0.00                0.00               0.00               0.00
Principal Distributions                                          0.00                0.00               0.00               0.00
Total Distributions                                      1,732,625.00          159,000.00         200,250.00       2,091,875.00
Ending Certificates Balance                            501,000,000.00       45,000,000.00      54,000,000.00     600,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.46

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.46

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.53

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.53

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00


G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                       $4,402,693.35

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $200,250.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                          $4,202,443.35

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00


J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                               $9,067,511.77

          a.   Class A Monthly Interest:                                                         $1,732,625.00
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
             (Treated as Available Principal Collections):                                       $2,976,755.94
          e.   Excess Spread:                                                                    $4,358,130.82

     2.   Class B Available Funds:                                                                 $814,447.16

          a.   Class B Monthly Interest:                                                           $159,000.00
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $655,447.16

     3.   Collateral Available Funds:                                                              $977,336.60

          a.   Excess Spread:                                                                      $977,336.60

     4.   Total Excess Spread:                                                                   $5,990,914.59

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            78.7974%

     2.   Series 2005-1 Allocable Principal
          Collections:                                                                         $193,966,505.23

     3.   Principal Allocation Percentage of
          Series 2005-1 Allocable Principal
          Collections:                                                                         $152,840,478.99

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $152,840,478.99

     6.   Shared Principal Collections from other
          Series allocated to Series 2005-1:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $3,564,977.18

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $156,405,456.17

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $54,000,000.00

     2.   Required Collateral Invested Amount                                                   $54,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $156,405,456.17


M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2005-1

     1.   Excess Spread:                                                                         $5,990,914.59
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00

     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $267,373.29
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $200,250.00
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,000,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $320,847.95
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                       $4,202,443.35

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.2696%
          b.   Prior Monthly Period                                                                    6.1875%
          c.   Second Prior Monthly Period                                                             5.7861%

     2.   Three Month Average Base Rate                                                                6.0811%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 14.3141%
          b.   Prior Monthly Period                                                                   16.0578%
          c.   Second Prior Monthly Period                                                            16.8300%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         15.7340%

XXVII. Series 2005-2 Certificates

-------------------------------------------------------------------------------------------------------------------------------
                                                          Series          Total Investor       Transferors
A. Investor/Transferor Allocations                      Allocations           Interest           Interest
----------------------------------                      -----------           --------           --------

Beginning Invested /Transferor Amount                 761,446,862.16       600,000,000.00   161,446,862.16
Beginning Adjusted Invested Amount                               N/A       600,000,000.00              N/A
Floating Allocation Percentage                                   N/A             78.7974%         21.2026%
Principal Allocation Percentage                                  N/A             78.7974%         21.2026%
Collections of Finance Chg. Receivables                13,819,423.39        10,889,340.35     2,930,083.05
Collections of Principal Receivables                  193,966,505.23       152,840,478.99    41,126,026.24
Defaulted Amount                                        4,524,234.47         3,564,977.18       959,257.30

Ending Invested / Transferor Amounts                  759,898,742.37       600,000,000.00   159,898,742.37


-------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
B. Monthly Period Funding Requirements                    Class A                  Class B      Interest            Total
--------------------------------------                    -------                  -------      --------            -----

Principal Funding Account                                       0.00                 0.00             0.00                0.00
Investment Proceeds for Monthly Period                          0.00                 0.00             0.00                0.00
Reserve Draw Amount                                             0.00                 0.00             0.00                0.00
Available Reserve Account Amount                                0.00                 0.00             0.00                0.00
Reserve Account Surplus                                         0.00                 0.00             0.00                0.00

Coupon  November 15, 2005 to December 14, 2005               4.2200%              4.4000%          4.6100%
Monthly Interest Due                                    1,761,850.00           165,000.00       207,450.00        2,134,300.00
Outstanding Monthly Interest Due                                0.00                 0.00             0.00                0.00
Additional Interest Due                                         0.00                 0.00             0.00                0.00
Total Interest Due                                      1,761,850.00           165,000.00       207,450.00        2,134,300.00
Investor Default Amount                                 2,976,755.94           267,373.29       320,847.95        3,564,977.18
Investor Monthly Fees Due                                 835,000.00            75,000.00        90,000.00        1,000,000.00
Investor Additional Amounts Due
Total Due                                               5,573,605.94           507,373.29       618,297.95        6,699,277.18

Reallocated Investor Finance Charge Collections                                                                  10,901,720.53
Interest and Principal Funding Investment Proceeds                                                                        0.00
Interest on Reserve Account                                                                                               0.00
Series Adjusted Portfolio Yield                                                                                       14.3974%
Base Rate                                                                                                              6.3557%
Excess Spread Percentage                                                                                               8.4049%

-------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions             Class A               Class B           Interest            Total
--------------------------------------------             -------               -------           --------            -----

Beginning Certificates Balance                        501,000,000.00        45,000,000.00    54,000,000.00      600,000,000.00
Interest Distributions                                  1,761,850.00           165,000.00       207,450.00        2,134,300.00
Principal Deposits - Prin. Funding Account                      0.00                 0.00             0.00                0.00
Principal Distributions                                         0.00                 0.00             0.00                0.00
Total Distributions                                     1,761,850.00           165,000.00       207,450.00        2,134,300.00
Ending Certificates Balance                           501,000,000.00        45,000,000.00    54,000,000.00      600,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.52

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.52

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.67

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.67

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00


G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                       $4,409,893.35

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $207,450.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                          $4,202,443.35

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00


J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                               $9,102,936.64

          a.   Class A Monthly Interest:                                                         $1,761,850.00
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
             (Treated as Available Principal Collections):                                       $2,976,755.94
          e.   Excess Spread:                                                                    $4,364,330.70

     2.   Class B Available Funds:                                                                 $817,629.04

          a.   Class B Monthly Interest:                                                           $165,000.00
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $652,629.04

     3.   Collateral Available Funds:                                                              $981,154.85

          a.   Excess Spread:                                                                      $981,154.85

     4.   Total Excess Spread:                                                                   $5,998,114.59

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            78.7974%

     2.   Series 2005-2 Allocable Principal
          Collections:                                                                         $193,966,505.23

     3.   Principal Allocation Percentage of
          Series 2005-2 Allocable Principal
          Collections:                                                                         $152,840,478.99

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $152,840,478.99

     6.   Shared Principal Collections from other
          Series allocated to Series 2005-2:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $3,564,977.18

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $156,405,456.17

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $54,000,000.00

     2.   Required Collateral Invested Amount                                                   $54,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $156,405,456.17


M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2005-2

     1.   Excess Spread:                                                                         $5,998,114.59
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00

     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $267,373.29
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $207,450.00
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,000,000.00
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $320,847.95
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                       $4,202,443.35

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.3557%
          b.   Prior Monthly Period                                                                    6.2735%
          c.   Second Prior Monthly Period                                                             5.8722%

     2.   Three Month Average Base Rate                                                                6.1671%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 14.3974%
          b.   Prior Monthly Period                                                                   16.1410%
          c.   Second Prior Monthly Period                                                            16.9188%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         15.8190%

XXVIII. Series 2005-3 Certificates

--------------------------------------------------------------------------------------------------------------------------------
                                                        Series          Total Investor        Transferors
A. Investor/Transferor Allocations                    Allocations           Interest            Interest
----------------------------------                    -----------           --------            --------

Beginning Invested /Transferor Amount                888,354,672.52       700,000,000.00    188,354,672.52
Beginning Adjusted Invested Amount                              N/A       700,000,000.00               N/A
Floating Allocation Percentage                                  N/A             78.7974%          21.2026%
Principal Allocation Percentage                                 N/A             78.7974%          21.2026%
Collections of Finance Chg. Receivables               16,122,660.63        12,704,230.40      3,418,430.22
Collections of Principal Receivables                 226,294,256.11       178,313,892.16     47,980,363.95
Defaulted Amount                                       5,278,273.55         4,159,140.04      1,119,133.51

Ending Invested / Transferor Amounts                 886,548,532.77       700,000,000.00    186,548,532.77


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                Collateral
B. Monthly Period Funding Requirements                    Class A               Class B          Interest             Total
--------------------------------------                    -------               -------          --------             -----

Principal Funding Account                                      0.00                 0.00              0.00                 0.00
Investment Proceeds for Monthly Period                         0.00                 0.00              0.00                 0.00
Reserve Draw Amount                                            0.00                 0.00              0.00                 0.00
Available Reserve Account Amount                               0.00                 0.00              0.00                 0.00
Reserve Account Surplus                                        0.00                 0.00              0.00                 0.00

Coupon  November 15, 2005 to December 14, 2005              4.1200%              4.2600%           4.3700%
Monthly Interest Due                                   2,006,783.33           186,375.00        229,425.00         2,422,583.33
Outstanding Monthly Interest Due                               0.00                 0.00              0.00                 0.00
Additional Interest Due                                        0.00                 0.00              0.00                 0.00
Total Interest Due                                     2,006,783.33           186,375.00        229,425.00         2,422,583.33
Investor Default Amount                                3,472,881.93           311,935.50        374,322.60         4,159,140.04
Investor Monthly Fees Due                                974,166.67            87,500.00        105,000.00         1,166,666.67
Investor Additional Amounts Due
Total Due                                              6,453,831.93           585,810.50        708,747.60         7,748,390.04

Reallocated Investor Finance Charge Collections                                                                   12,651,240.62
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        14.2840%
Base Rate                                                                                                               6.2385%
Excess Spread Percentage                                                                                                8.4049%

--------------------------------------------------------------------------------------------------------------------------------
                                                                                              Collateral
C. Certificates - Balances and Distributions             Class A                Class B         Interest             Total
--------------------------------------------             -------                -------         --------             -----

Beginning Certificates Balance                       584,500,000.00        52,500,000.00     63,000,000.00       700,000,000.00
Interest Distributions                                 2,006,783.33           186,375.00        229,425.00         2,422,583.33
Principal Deposits - Prin. Funding Account                     0.00                 0.00              0.00                 0.00
Principal Distributions                                        0.00                 0.00              0.00                 0.00
Total Distributions                                    2,006,783.33           186,375.00        229,425.00         2,422,583.33
Ending Certificates Balance                          584,500,000.00        52,500,000.00     63,000,000.00       700,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.43

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.43

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.55

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.55

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00


G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                       $5,132,275.58

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $229,425.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                          $4,902,850.58

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00


J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $10,563,785.92

          a.   Class A Monthly Interest:                                                         $2,006,783.33
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
             (Treated as Available Principal Collections):                                       $3,472,881.93
          e.   Excess Spread:                                                                    $5,084,120.65

     2.   Class B Available Funds:                                                                 $948,843.05

          a.   Class B Monthly Interest:                                                           $186,375.00
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $762,468.05

     3.   Collateral Available Funds:                                                            $1,138,611.66

          a.   Excess Spread:                                                                    $1,138,611.66

     4.   Total Excess Spread:                                                                   $6,985,200.35

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            78.7974%

     2.   Series 2005-3 Allocable Principal
          Collections:                                                                         $226,294,256.11

     3.   Principal Allocation Percentage of
          Series 2005-3 Allocable Principal
          Collections:                                                                         $178,313,892.16

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $178,313,892.16

     6.   Shared Principal Collections from other
          Series allocated to Series 2005-3:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $4,159,140.04

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $182,473,032.20

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $63,000,000.00

     2.   Required Collateral Invested Amount                                                   $63,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $182,473,032.20


M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2005-3

     1.   Excess Spread:                                                                         $6,985,200.35
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00

     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $311,935.50
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $229,425.00
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,166,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $374,322.60
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                       $4,902,850.58

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.2385%
          b.   Prior Monthly Period                                                                    6.1563%
          c.   Second Prior Monthly Period                                                             5.7550%

     2.   Three Month Average Base Rate                                                                6.0499%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 14.2839%
          b.   Prior Monthly Period                                                                   16.0277%
          c.   Second Prior Monthly Period                                                            16.7978%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         15.7031%

XXIX. Series 2005-4 Certificates

----------------------------------------------------------------------------------------------------------------------------------
                                                          Series          Total Investor         Transferors
A. Investor/Transferor Allocations                     Allocations           Interest             Interest
----------------------------------                     -----------           --------             --------

Beginning Invested /Transferor Amount                 634,539,051.80      500,000,000.00     134,539,051.80
Beginning Adjusted Invested Amount                               N/A      500,000,000.00                N/A
Floating Allocation Percentage                                   N/A            78.7974%           21.2026%
Principal Allocation Percentage                                  N/A            78.7974%           21.2026%
Collections of Finance Chg. Receivables                11,516,186.16        9,074,450.29       2,441,735.87
Collections of Principal Receivables                  161,638,754.36      127,367,065.83      34,271,688.53
Defaulted Amount                                        3,770,195.39        2,970,814.31         799,381.08

Ending Invested / Transferor Amounts                  633,248,951.98      500,000,000.00     133,248,951.98


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                   Class A                 Class B             Interest              Total
--------------------------------------                   -------                 -------             --------              -----

Principal Funding Account                                       0.00                0.00               0.00                  0.00
Investment Proceeds for Monthly Period                          0.00                0.00               0.00                  0.00
Reserve Draw Amount                                             0.00                0.00               0.00                  0.00
Available Reserve Account Amount                                0.00                0.00               0.00                  0.00
Reserve Account Surplus                                         0.00                0.00               0.00                  0.00

Coupon  November 15, 2005 to December 14, 2005               4.1900%             4.3700%            4.5400%
Monthly Interest Due                                    1,457,770.83          136,562.50         170,250.00          1,764,583.33
Outstanding Monthly Interest Due                                0.00                0.00               0.00                  0.00
Additional Interest Due                                         0.00                0.00               0.00                  0.00
Total Interest Due                                      1,457,770.83          136,562.50         170,250.00          1,764,583.33
Investor Default Amount                                 2,480,629.95          222,811.07         267,373.29          2,970,814.31
Investor Monthly Fees Due                                 695,833.33           62,500.00          75,000.00            833,333.33
Investor Additional Amounts Due
Total Due                                               4,634,234.12          421,873.57         512,623.29          5,568,730.98

Reallocated Investor Finance Charge Collections                                                                      9,070,767.11
Interest and Principal Funding Investment Proceeds                                                                           0.00
Interest on Reserve Account                                                                                                  0.00
Series Adjusted Portfolio Yield                                                                                          14.3644%
Base Rate                                                                                                                 6.3216%
Excess Spread Percentage                                                                                                  8.4049%

----------------------------------------------------------------------------------------------------------------------------------
                                                                                               Collateral
C. Certificates - Balances and Distributions              Class A            Class B             Interest              Total
--------------------------------------------              -------            -------             --------              -----

Beginning Certificates Balance                        417,500,000.00       37,500,000.00      45,000,000.00        500,000,000.00
Interest Distributions                                  1,457,770.83          136,562.50         170,250.00          1,764,583.33
Principal Deposits - Prin. Funding Account                      0.00                0.00               0.00                  0.00
Principal Distributions                                         0.00                0.00               0.00                  0.00
Total Distributions                                     1,457,770.83          136,562.50         170,250.00          1,764,583.33
Ending Certificates Balance                           417,500,000.00       37,500,000.00      45,000,000.00        500,000,000.00

D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.49

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.49

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.64

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.64

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00


G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                       $3,672,286.13

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $170,250.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                          $3,502,036.13

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00


J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                               $7,574,090.53

          a.   Class A Monthly Interest:                                                         $1,457,770.83
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
             (Treated as Available Principal Collections):                                       $2,480,629.95
          e.   Excess Spread:                                                                    $3,635,689.75

     2.   Class B Available Funds:                                                                 $680,307.53

          a.   Class B Monthly Interest:                                                           $136,562.50
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $543,745.03

     3.   Collateral Available Funds:                                                              $816,369.04

          a.   Excess Spread:                                                                      $816,369.04

     4.   Total Excess Spread:                                                                   $4,995,803.82

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            78.7974%

     2.   Series 2005-4 Allocable Principal
          Collections:                                                                         $161,638,754.36

     3.   Principal Allocation Percentage of
          Series 2005-4 Allocable Principal
          Collections:                                                                         $127,367,065.83

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $127,367,065.83

     6.   Shared Principal Collections from other
          Series allocated to Series 2005-4:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $2,970,814.31

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $130,337,880.14

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $45,000,000.00

     2.   Required Collateral Invested Amount                                                   $45,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $130,337,880.14


M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2005-4

     1.   Excess Spread:                                                                         $4,995,803.82
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00

     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $222,811.07
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $170,250.00
     9.   Applied to unpaid Monthly Servicing Fee:                                                 $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $267,373.29
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                       $3,502,036.13

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.3216%
          b.   Prior Monthly Period                                                                    6.2394%
          c.   Second Prior Monthly Period                                                             5.8381%

     2.   Three Month Average Base Rate                                                                6.1330%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 14.3644%
          b.   Prior Monthly Period                                                                   16.1080%
          c.   Second Prior Monthly Period                                                            16.8836%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         15.7854%

XXX. Series 2005-5 Certificates

-----------------------------------------------------------------------------------------------------------------------------------
                                                          Series         Total Investor         Transferors
A. Investor/Transferor Allocations                      Allocations          Interest             Interest
----------------------------------                      -----------          --------             --------

Beginning Invested /Transferor Amount                1,395,985,913.96     1,100,000,000.00     295,985,913.96
Beginning Adjusted Invested Amount                                N/A     1,100,000,000.00                N/A
Floating Allocation Percentage                                    N/A             78.7974%           21.2026%
Principal Allocation Percentage                                   N/A             78.7974%           21.2026%
Collections of Finance Chg. Receivables                 25,335,609.56        19,963,790.63       5,371,818.92
Collections of Principal Receivables                   355,605,259.60       280,207,544.82      75,397,714.77
Defaulted Amount                                         8,294,429.87         6,535,791.49       1,758,638.38

Ending Invested / Transferor Amounts                 1,393,147,694.35     1,100,000,000.00     293,147,694.35


-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                     Class A                Class B           Interest             Total
--------------------------------------                     -------                -------           --------             -----

Principal Funding Account                                        0.00                 0.00               0.00                 0.00
Investment Proceeds for Monthly Period                           0.00                 0.00               0.00                 0.00
Reserve Draw Amount                                              0.00                 0.00               0.00                 0.00
Available Reserve Account Amount                                 0.00                 0.00               0.00                 0.00
Reserve Account Surplus                                          0.00                 0.00               0.00                 0.00

Coupon  November 15, 2005 to December 14, 2005                4.1600%              4.3000%            4.4400%
Monthly Interest Due                                     3,184,133.33           295,625.00         366,300.00         3,846,058.33
Outstanding Monthly Interest Due                                 0.00                 0.00               0.00                 0.00
Additional Interest Due                                          0.00                 0.00               0.00                 0.00
Total Interest Due                                       3,184,133.33           295,625.00         366,300.00         3,846,058.33
Investor Default Amount                                  5,457,385.89           490,184.36         588,221.23         6,535,791.49
Investor Monthly Fees Due                                1,530,833.33           137,500.00         165,000.00         1,833,333.33
Investor Additional Amounts Due
Total Due                                               10,172,352.56           923,309.36       1,119,521.23        12,215,183.16

Reallocated Investor Finance Charge Collections                                                                      19,919,662.64
Interest and Principal Funding Investment Proceeds                                                                            0.00
Interest on Reserve Account                                                                                                   0.00
Series Adjusted Portfolio Yield                                                                                           14.3258%
Base Rate                                                                                                                  6.2818%
Excess Spread Percentage                                                                                                   8.4049%

-----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions               Class A              Class B             Interest             Total
--------------------------------------------               -------              -------             --------             -----

Beginning Certificates Balance                         918,500,000.00        82,500,000.00      99,000,000.00     1,100,000,000.00
Interest Distributions                                   3,184,133.33           295,625.00         366,300.00         3,846,058.33
Principal Deposits - Prin. Funding Account                       0.00                 0.00               0.00                 0.00
Principal Distributions                                          0.00                 0.00               0.00                 0.00
Total Distributions                                      3,184,133.33           295,625.00         366,300.00         3,846,058.33
Ending Certificates Balance                            918,500,000.00        82,500,000.00      99,000,000.00     1,100,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.47

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.47

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.58

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.58

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00


G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                       $8,070,779.48

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $366,300.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                          $7,704,479.48

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00


J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $16,632,918.30

          a.   Class A Monthly Interest:                                                         $3,184,133.33
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
             (Treated as Available Principal Collections):                                       $5,457,385.89
          e.   Excess Spread:                                                                    $7,991,399.07

     2.   Class B Available Funds:                                                               $1,493,974.70

          a.   Class B Monthly Interest:                                                           $295,625.00
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                    $1,198,349.70

     3.   Collateral Available Funds:                                                            $1,792,769.64

          a.   Excess Spread:                                                                    $1,792,769.64

     4.   Total Excess Spread:                                                                  $10,982,518.41

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            78.7974%

     2.   Series 2005-5 Allocable Principal
          Collections:                                                                         $355,605,259.60

     3.   Principal Allocation Percentage of
          Series 2005-5 Allocable Principal
          Collections:                                                                         $280,207,544.82

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $280,207,544.82

     6.   Shared Principal Collections from other
          Series allocated to Series 2005-5:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $6,535,791.49

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $286,743,336.31

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $99,000,000.00

     2.   Required Collateral Invested Amount                                                   $99,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $286,743,336.31


M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2005-5

     1.   Excess Spread:                                                                        $10,982,518.41
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00

     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $490,184.36
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $366,300.00
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $588,221.23
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                       $7,704,479.48

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.2818%
          b.   Prior Monthly Period                                                                    6.1996%
          c.   Second Prior Monthly Period                                                             5.7983%

     2.   Three Month Average Base Rate                                                                6.0932%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 14.3258%
          b.   Prior Monthly Period                                                                   16.0695%
          c.   Second Prior Monthly Period                                                            16.8425%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         15.7460%

XXX. Series 2005-6 Certificates

---------------------------------------------------------------------------------------------------------------------------------
                                                       Series         Total Investor        Transferors
A. Investor/Transferor Allocations                   Allocations          Interest            Interest
----------------------------------                   -----------          --------            --------

Beginning Invested /Transferor Amount               888,354,672.52      700,000,000.00    188,354,672.52
Beginning Adjusted Invested Amount                             N/A      700,000,000.00               N/A
Floating Allocation Percentage                                 N/A            78.7974%          21.2026%
Principal Allocation Percentage                                N/A            78.7974%          21.2026%
Collections of Finance Chg. Receivables              16,122,660.63       12,704,230.40      3,418,430.22
Collections of Principal Receivables                226,294,256.11      178,313,892.16     47,980,363.95
Defaulted Amount                                      5,278,273.55        4,159,140.04      1,119,133.51

Ending Invested / Transferor Amounts                886,548,532.77      700,000,000.00    186,548,532.77


---------------------------------------------------------------------------------------------------------------------------------
                                                                                             Collateral
B. Monthly Period Funding Requirements                  Class A                 Class B       Interest                Total
--------------------------------------                  -------                 -------       --------                -----

Principal Funding Account                                     0.00                0.00              0.00                    0.00
Investment Proceeds for Monthly Period                        0.00                0.00              0.00                    0.00
Reserve Draw Amount                                           0.00                0.00              0.00                    0.00
Available Reserve Account Amount                              0.00                0.00              0.00                    0.00
Reserve Account Surplus                                       0.00                0.00              0.00                    0.00

Coupon  November 15, 2005 to December 14, 2005             4.1200%             4.2600%           4.3700%
Monthly Interest Due                                  2,006,783.33          186,375.00        229,425.00            2,422,583.33
Outstanding Monthly Interest Due                              0.00                0.00              0.00                    0.00
Additional Interest Due                                       0.00                0.00              0.00                    0.00
Total Interest Due                                    2,006,783.33          186,375.00        229,425.00            2,422,583.33
Investor Default Amount                               3,472,881.93          311,935.50        374,322.60            4,159,140.04
Investor Monthly Fees Due                               974,166.67           87,500.00        105,000.00            1,166,666.67
Investor Additional Amounts Due
Total Due                                             6,453,831.93          585,810.50        708,747.60            7,748,390.04

Reallocated Investor Finance Charge Collections                                                                    12,651,240.62
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         14.2840%
Base Rate                                                                                                                6.2385%
Excess Spread Percentage                                                                                                 8.4049%

---------------------------------------------------------------------------------------------------------------------------------
                                                                                          Collateral
C. Certificates - Balances and Distributions          Class A                 Class B       Interest                Total
--------------------------------------------          -------                 -------       --------                -----

Beginning Certificates Balance                      584,500,000.00       52,500,000.00     63,000,000.00          700,000,000.00
Interest Distributions                                2,006,783.33          186,375.00        229,425.00            2,422,583.33
Principal Deposits - Prin. Funding Account                    0.00                0.00              0.00                    0.00
Principal Distributions                                       0.00                0.00              0.00                    0.00
Total Distributions                                   2,006,783.33          186,375.00        229,425.00            2,422,583.33
Ending Certificates Balance                         584,500,000.00       52,500,000.00     63,000,000.00          700,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.43

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.43

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.55

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.55

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00


G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                       $5,132,275.58

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $229,425.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                          $4,902,850.58

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00


J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $10,563,785.92

          a.   Class A Monthly Interest:                                                         $2,006,783.33
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
             (Treated as Available Principal Collections):                                       $3,472,881.93
          e.   Excess Spread:                                                                    $5,084,120.65

     2.   Class B Available Funds:                                                                 $948,843.05

          a.   Class B Monthly Interest:                                                           $186,375.00
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $762,468.05

     3.   Collateral Available Funds:                                                            $1,138,611.66

          a.   Excess Spread:                                                                    $1,138,611.66

     4.   Total Excess Spread:                                                                   $6,985,200.35

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            78.7974%

     2.   Series 2005-6 Allocable Principal
          Collections:                                                                         $226,294,256.11

     3.   Principal Allocation Percentage of
          Series 2005-6 Allocable Principal
          Collections:                                                                         $178,313,892.16

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $178,313,892.16

     6.   Shared Principal Collections from other
          Series allocated to Series 2005-6:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $4,159,140.04

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $182,473,032.20

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $63,000,000.00

     2.   Required Collateral Invested Amount                                                   $63,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $182,473,032.20

M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2005-6

     1.   Excess Spread:                                                                         $6,985,200.35
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00

     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $311,935.50
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $229,425.00
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,166,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $374,322.60
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                       $4,902,850.58

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.2385%
          b.   Prior Monthly Period                                                                    6.1563%
          c.   Second Prior Monthly Period                                                             5.7550%

     2.   Three Month Average Base Rate                                                                6.0499%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 14.2839%
          b.   Prior Monthly Period                                                                   16.0277%
          c.   Second Prior Monthly Period                                                            16.7978%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         15.7031%

XXX. Series 2005-7 Certificates

--------------------------------------------------------------------------------------------------------------------------------
                                                           Series          Total Investor       Transferors
A. Investor/Transferor Allocations                       Allocations           Interest           Interest
----------------------------------                       -----------           --------           --------

Beginning Invested /Transferor Amount                   888,354,672.52      700,000,000.00   188,354,672.52
Beginning Adjusted Invested Amount                                 N/A      700,000,000.00              N/A
Floating Allocation Percentage                                     N/A            78.7974%         21.2026%
Principal Allocation Percentage                                    N/A            78.7974%         21.2026%
Collections of Finance Chg. Receivables                  16,122,660.63       12,704,230.40     3,418,430.22
Collections of Principal Receivables                    226,294,256.11      178,313,892.16    47,980,363.95
Defaulted Amount                                          5,278,273.55        4,159,140.04     1,119,133.51

Ending Invested / Transferor Amounts                    886,548,532.77      700,000,000.00   186,548,532.77


--------------------------------------------------------------------------------------------------------------------------------
                                                                                                   Collateral
B. Monthly Period Funding Requirements                       Class A               Class B           Interest            Total
--------------------------------------                       -------               -------           --------            -----

Principal Funding Account                                         0.00                0.00             0.00                0.00
Investment Proceeds for Monthly Period                            0.00                0.00             0.00                0.00
Reserve Draw Amount                                               0.00                0.00             0.00                0.00
Available Reserve Account Amount                                  0.00                0.00             0.00                0.00
Reserve Account Surplus                                           0.00                0.00             0.00                0.00

Coupon  November 15, 2005 to December 14, 2005                 4.1900%             4.3900%          4.5300%
Monthly Interest Due                                      2,040,879.17          192,062.50       237,825.00        2,470,766.67
Outstanding Monthly Interest Due                                  0.00                0.00             0.00                0.00
Additional Interest Due                                           0.00                0.00             0.00                0.00
Total Interest Due                                        2,040,879.17          192,062.50       237,825.00        2,470,766.67
Investor Default Amount                                   3,472,881.93          311,935.50       374,322.60        4,159,140.04
Investor Monthly Fees Due                                   974,166.67           87,500.00       105,000.00        1,166,666.67
Investor Additional Amounts Due
Total Due                                                 6,487,927.77          591,498.00       717,147.60        7,796,573.37

Reallocated Investor Finance Charge Collections                                                                   12,699,423.95
Interest and Principal Funding Investment Proceeds                                                                         0.00
Interest on Reserve Account                                                                                                0.00
Series Adjusted Portfolio Yield                                                                                        14.3650%
Base Rate                                                                                                               6.3222%
Excess Spread Percentage                                                                                                8.4049%

--------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
C. Certificates - Balances and Distributions                 Class A             Class B           Interest            Total
--------------------------------------------                 -------             -------           --------            -----

Beginning Certificates Balance                          584,500,000.00       52,500,000.00    63,000,000.00      700,000,000.00
Interest Distributions                                    2,040,879.17          192,062.50       237,825.00        2,470,766.67
Principal Deposits - Prin. Funding Account                        0.00                0.00             0.00                0.00
Principal Distributions                                           0.00                0.00             0.00                0.00
Total Distributions                                       2,040,879.17          192,062.50       237,825.00        2,470,766.67
Ending Certificates Balance                             584,500,000.00       52,500,000.00    63,000,000.00      700,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $3.49

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $3.49

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $3.66

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $3.66

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00


G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                       $5,140,675.58

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $237,825.00

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                          $4,902,850.58

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00


J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                              $10,604,019.00

          a.   Class A Monthly Interest:                                                         $2,040,879.17
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
             (Treated as Available Principal Collections):                                       $3,472,881.93
          e.   Excess Spread:                                                                    $5,090,257.90

     2.   Class B Available Funds:                                                                 $952,456.80

          a.   Class B Monthly Interest:                                                           $192,062.50
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $760,394.30

     3.   Collateral Available Funds:                                                            $1,142,948.16

          a.   Excess Spread:                                                                    $1,142,948.16

     4.   Total Excess Spread:                                                                   $6,993,600.35

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            78.7974%

     2.   Series 2005-7 Allocable Principal
          Collections:                                                                         $226,294,256.11

     3.   Principal Allocation Percentage of
          Series 2005-7 Allocable Principal
          Collections:                                                                         $178,313,892.16

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $178,313,892.16

     6.   Shared Principal Collections from other
          Series allocated to Series 2005-7:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $4,159,140.04

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $182,473,032.20

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $63,000,000.00

     2.   Required Collateral Invested Amount                                                   $63,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $182,473,032.20


M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2005-7

     1.   Excess Spread:                                                                         $6,993,600.35
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00

     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $311,935.50
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $237,825.00
     9.   Applied to unpaid Monthly Servicing Fee:                                               $1,166,666.67
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $374,322.60
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                       $4,902,850.58

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.3222%
          b.   Prior Monthly Period                                                                    6.2400%
          c.   Second Prior Monthly Period                                                             5.8387%

     2.   Three Month Average Base Rate                                                                6.1337%

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 14.3650%
          b.   Prior Monthly Period                                                                   16.1086%
          c.   Second Prior Monthly Period                                                            16.8843%

     4.   Three Month Average Series Adjusted Portfolio Yield                                         15.7860%

XXX. Series 2005-8 Certificates

---------------------------------------------------------------------------------------------------------------------------------
                                                            Series        Total Investor         Transferors
A. Investor/Transferor Allocations                       Allocations         Interest             Interest
----------------------------------                       -----------         --------             --------

Beginning Invested /Transferor Amount                  634,539,051.80      500,000,000.00     134,539,051.80
Beginning Adjusted Invested Amount                                N/A      500,000,000.00                N/A
Floating Allocation Percentage                                    N/A            78.7974%           21.2026%
Principal Allocation Percentage                                   N/A            78.7974%           21.2026%
Collections of Finance Chg. Receivables                 11,516,186.16        9,074,450.29       2,441,735.87
Collections of Principal Receivables                   161,638,754.36      127,367,065.83      34,271,688.53
Defaulted Amount                                         3,770,195.39        2,970,814.31         799,381.08

Ending Invested / Transferor Amounts                   633,248,951.98      500,000,000.00     133,248,951.98


---------------------------------------------------------------------------------------------------------------------------------
                                                                                                 Collateral
B. Monthly Period Funding Requirements                     Class A             Class B             Interest            Total
--------------------------------------                     -------             -------             --------            -----

Principal Funding Account                                        0.00                0.00               0.00                0.00
Investment Proceeds for Monthly Period                           0.00                0.00               0.00                0.00
Reserve Draw Amount                                              0.00                0.00               0.00                0.00
Available Reserve Account Amount                                 0.00                0.00               0.00                0.00
Reserve Account Surplus                                          0.00                0.00               0.00                0.00

Coupon  November 15, 2005 to December 14, 2005                4.1956%             4.3356%            4.4956%
Monthly Interest Due                                     1,119,126.03          103,874.47         129,249.36        1,352,249.86
Outstanding Monthly Interest Due                                 0.00                0.00               0.00                0.00
Additional Interest Due                                          0.00                0.00               0.00                0.00
Total Interest Due                                       1,119,126.03          103,874.47         129,249.36        1,352,249.86
Investor Default Amount                                  2,480,629.95          222,811.07         267,373.29        2,970,814.31
Investor Monthly Fees Due                                  695,833.33           62,500.00          75,000.00          833,333.33
Investor Additional Amounts Due
Total Due                                                4,295,589.31          389,185.54         471,622.65        5,156,397.51

Reallocated Investor Finance Charge Collections                                                                     8,658,433.64
Interest and Principal Funding Investment Proceeds                                                                          0.00
Interest on Reserve Account                                                                                                 0.00
Series Adjusted Portfolio Yield                                                                                         13.3934%
Base Rate                                                                                                                6.3197%
Excess Spread Percentage                                                                                                 8.4049%

---------------------------------------------------------------------------------------------------------------------------------
                                                                                                  Collateral
C. Certificates - Balances and Distributions              Class A               Class B             Interest            Total
--------------------------------------------              -------               -------             --------            -----

Beginning Certificates Balance                         417,500,000.00       37,500,000.00      45,000,000.00      500,000,000.00
Interest Distributions                                   1,119,126.03          103,874.47         129,249.36        1,352,249.86
Principal Deposits - Prin. Funding Account                       0.00                0.00               0.00                0.00
Principal Distributions                                          0.00                0.00               0.00                0.00
Total Distributions                                      1,119,126.03          103,874.47         129,249.36        1,352,249.86
Ending Certificates Balance                            417,500,000.00       37,500,000.00      45,000,000.00      500,000,000.00


D. Information regarding distributions on the Distribution Date in respect of the Class A Certificates per $1,000 original certificate principal amount.

     1.   Total amount of the distribution                                                               $2.68

     2.   Amount of the distribution in
          respect of Class A Monthly Interest:                                                           $2.68

     3.   Amount of the distribution in respect of Class A Outstanding
          Monthly Interest                                                                               $0.00

     4.   Amount of the distribution in respect of
          Class A Additional Interest:                                                                   $0.00

     5.   Amount of the distribution in
          respect of Class A Principal:                                                                  $0.00

E.   Class A Investor Charge-Offs and Reimbursement of Class A Investor
Charge-Offs on such Distribution Date.

     1.   Total amount of Class A Investor Charge-Offs:                                                  $0.00

     2.   Amount of Class A Investor Charge-
          Offs per $1,000 original certificate
          principal amount:                                                                              $0.00

     3.   Total amount reimbursed in respect of
          Class A Investor Charge-Offs:                                                                  $0.00

     4.   Amount reimbursed in respect of Class
          A Investor Charge-Offs per $1,000
          original certificate principal amount:                                                         $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class A Certificates exceeds the Class
          A Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

F.   Information regarding distributions in respect of the Class B
Certificates, per $1,000 original certificate principal amount.

     1.   The total amount of the distribution:                                                          $2.77

     2.   Amount of the distribution in
          respect of class B monthly interest:                                                           $2.77

     3.   Amount of the distribution in
          respect of class B outstanding monthly
          interest:                                                                                      $0.00

     4.   Amount of the distribution in
          respect of class B additional interest:                                                        $0.00

     5.   Amount of the distribution in
          respect of class B principal:                                                                  $0.00


G.   Amount of reductions in Class B Invested Amount pursuant to clauses (c),
(d), and (e) of the definition of Class B Invested Amount on such Distribution Date.

     1.   The amount of reductions in Class B
          Invested Amount pursuant to clauses
          c), (d), and (e) of the definition
          of Class B Invested Amount:                                                                    $0.00

     2.   The amount of reductions in the
          Class B Invested Amount set forth in
          paragraph 1 above, per $1,000 original
          certificate principal amount:                                                                  $0.00

     3.   The total amount reimbursed in respect
          of such reductions in the Class B
          Invested Amount:                                                                               $0.00

     4.   The amount set forth in paragraph 3
          above, per $1,000 original certificate
          principal amount:                                                                              $0.00

     5.   The amount, if any, by which the
          outstanding principal balance of the
          Class B Certificates exceeds the Class B
          Invested Amount after giving effect to
          all transactions on such Distribution
          Date:                                                                                          $0.00

H. Information regarding distributions on the Distribution Date to the Collateral Interest Holder.

     1.   Total amount distributed to the Collateral
          Interest Holder:                                                                       $3,631,285.49

     2.   Amount distributed in respect of Collateral
          Monthly Interest:                                                                        $129,249.36

     3.   Amount distributed in respect of Collateral
          Additional Interest:                                                                           $0.00

     4.   The amount distributed to the Collateral
          Interest Holder in respect of principal
          on the Collateral Invested Amount:                                                             $0.00

     5.   The amount distributed to the Collateral Interest
          Holder in respect of remaining Excess Spread:                                          $3,502,036.13

I.   Amount of reductions in Collateral Invested Amount pursuant to clauses
(c), (d), and (e) of the definition of Collateral Invested Amount.

     1.   The amount of reductions in the
          Collateral Invested Amount pursuant
          to clauses (c), (d), and (e) of the
          definition of Collateral Invested Amount:                                                      $0.00

     2.   The total amount reimbursed in respect
          of such reductions in the Collateral
          Invested Amount:                                                                               $0.00
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                                    - 148 -


J.   Application of Reallocated Investor Finance Charge Collections.

     1.   Class A Available Funds:                                                               $7,229,792.09

          a.   Class A Monthly Interest:                                                         $1,119,126.03
          b.   Class A Outstanding Monthly Interest:                                                     $0.00
          c.   Class A Additional Interest:                                                              $0.00
          d.   Class A Investor Default Amount
             (Treated as Available Principal Collections):                                       $2,480,629.95
          e.   Excess Spread:                                                                    $3,630,036.10

     2.   Class B Available Funds:                                                                 $649,382.52

          a.   Class B Monthly Interest:                                                           $103,874.47
          b.   Class B Outstanding Monthly Interest:                                                     $0.00
          c.   Class B Additional Interest:                                                              $0.00
          d.   Excess Spread:                                                                      $545,508.05

     3.   Collateral Available Funds:                                                              $779,259.03

          a.   Excess Spread:                                                                      $779,259.03

     4.   Total Excess Spread:                                                                   $4,954,803.19

K.   Reallocated Principal Collections.

     1.   Principal Allocation Percentage:                                                            78.7974%

     2.   Series 2005-8 Allocable Principal
          Collections:                                                                         $161,638,754.36

     3.   Principal Allocation Percentage of
          Series 2005-8 Allocable Principal
          Collections:                                                                         $127,367,065.83

     4.   Reallocated Principal Collections
          Required to fund the Required Amount:                                                          $0.00

     5.   Item 3 minus item 4:                                                                 $127,367,065.83

     6.   Shared Principal Collections from other
          Series allocated to Series 2005-8:                                                               N/A

     7.   Other amounts Treated as Available Principal
          Collections:                                                                           $2,970,814.31

     8.   Available Principal Collections
          (total of 5., 6. & 7.):                                                              $130,337,880.14

L.   Application of Available Principal Collections during Revolving Period.

     1.   Collateral Invested Amount                                                            $45,000,000.00

     2.   Required Collateral Invested Amount                                                   $45,000,000.00

     3.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                      $0.00

     4.   Treated as Shared Principal Collections:                                             $130,337,880.14
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                                    - 149 -


M.   Application of Principal Collections During Accumulation or Amortization
Period.

     1.   Principal Funding Account:                                                                       N/A

     2.   Excess of Collateral Invested Amount
          over Required Collateral Invested Amount:                                                        N/A

     3.   Principal Distribution:                                                                          N/A

     4.   Treated as Shared Principal Collections:                                                         N/A

N.   Application of Excess Spread and Excess Finance Charge Collections
Allocated to Series 2005-8

     1.   Excess Spread:                                                                         $4,954,803.19
     2.   Excess Finance Charge Collections:                                                             $0.00
     3.   Applied to fund Class A Required Amount:                                                       $0.00

     4.   Class A Investor Charge-Offs treated
          as Available Principal Collections:                                                            $0.00
     5.   Applied to fund Class B overdue Interest:                                                      $0.00
     6.   Applied to fund Class B Required Amount:                                                 $222,811.07
     7.   Reduction of Class B Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     8.   Applied to Collateral Monthly Interest:                                                  $129,249.36
     9.   Applied to unpaid Monthly Servicing Fee:                                                 $833,333.33
     10.  Collateral Default Amount treated as
          Available Principal Collections:                                                         $267,373.29
     11.  Reduction of Collateral Invested Amount
          treated as Available Principal Collections:                                                    $0.00
     12.  Deposited to Reserve Account:                                                                  $0.00
     l3.  Remaining Excess Spread Distributed to Collateral
          Interest Holder:                                                                       $3,502,036.13

O.   Yield and Base Rate

     1.   Base Rate
          a.   Current Monthly Period                                                                  6.3197%
          b.   Prior Monthly Period                                                                        N/A
          c.   Second Prior Monthly Period                                                                 N/A

     2.   Three Month Average Base Rate                                                                    N/A

     3.   Series Adjusted Portfolio Yield
          a.   Current Monthly Period                                                                 13.3934%
          b.   Prior Monthly Period                                                                        N/A
          c.   Second Prior Monthly Period                                                                 N/A

     4.   Three Month Average Series Adjusted Portfolio Yield                                              N/A


                                    - 150 -